     MERGER AGREEMENT AMONG BALENTINE HOLDINGS, INC., ROBERT M. BALENTINE,
  B. CLAYTON ROLADER, JEFFREY P. ADAMS, ROBERT E. REISER, JR., GARY B. MARTIN, WESLEY A. FRENCH, MICHAEL E. WOLF, THE 1999 BALENTINE FAMILY TRUST, THE
       ROBERT M. BALENTINE INSURANCE TRUST, WTC MERGER SUBSIDIARY, INC.,
             WT INVESTMENTS, INC. AND WILMINGTON TRUST CORPORATION

                                  EXHIBIT 10.51

                                MERGER AGREEMENT

                                      AMONG

                            BALENTINE HOLDINGS, INC.,

                              ROBERT M. BALENTINE,

                               B. CLAYTON ROLADER,

                                JEFFREY P. ADAMS,

                             ROBERT E. REISER, JR.,

                                 GARY B. MARTIN,

                                WESLEY A. FRENCH,

                                MICHAEL E. WOLF,

                        THE 1999 BALENTINE FAMILY TRUST,

                    THE ROBERT M. BALENTINE INSURANCE TRUST,

                          WTC MERGER SUBSIDIARY, INC.,

                              WT INVESTMENTS, INC.

                                       AND

                          WILMINGTON TRUST CORPORATION

                          Dated as of October 23, 2001
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                                TABLE OF CONTENTS

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BACKGROUND.....................................................................................................   1

ARTICLE 1  DEFINITIONS.........................................................................................   2

ARTICLE 2  THE MERGER..........................................................................................   9

          Section 2.1       The Merger.........................................................................   9
          Section 2.2       Effective Time.....................................................................   9
          Section 2.3       Closing............................................................................   9
          Section 2.4       Contribution.......................................................................   9
          Section 2.5       Execution of LLC Agreement.........................................................   9
          Section 2.6       Final Closing Balance Sheet........................................................   9

ARTICLE 3  CONSIDERATION; EXCHANGE.............................................................................  10

          Section 3.1       Merger Consideration...............................................................  10
          Section 3.2       Rights as Stockholders; Stock Transfers............................................  12
          Section 3.3       Fractional Shares..................................................................  12
          Section 3.4       Exchange Procedure.................................................................  12
          Section 3.5       Adjustments........................................................................  13

ARTICLE 4  REPRESENTATIONS AND WARRANTIES OF BALENTINE AND THE PRINCIPALS TO MERGER SUBSIDIARY, WTI AND WTC....  13

PRINCIPALS TO MERGER SUBSIDIARY, WTI AND WTC...................................................................  13

          Section 4.1       Organization.......................................................................  13
          Section 4.2       Authority..........................................................................  13
          Section 4.3       Governmental Filings; Non-Contravention............................................  14
          Section 4.4       Capitalization.....................................................................  14
          Section 4.5       Subsidiaries and Other Relationships...............................................  15
          Section 4.6       Business...........................................................................  15
          Section 4.7       Assets.............................................................................  15
          Section 4.8       Managed Assets.....................................................................  16
          Section 4.9       Receivables........................................................................  16
          Section 4.10      Contracts..........................................................................  16
          Section 4.11      Employment Arrangements............................................................  17
          Section 4.12      Financial Statements...............................................................  17
          Section 4.13      Material Adverse Change............................................................  17
          Section 4.14      Ordinary Course of Business........................................................  18
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          Section 4.15      Litigation and Compliance with Laws................................................  18
          Section 4.16      Environmental Matters..............................................................  19
          Section 4.17      Broker Dealer......................................................................  20
          Section 4.18      Insurance Policies.................................................................  20
          Section 4.19      Tax Matters........................................................................  20
          Section 4.20      Certain Transactions...............................................................  20
          Section 4.21      Employee Benefit Plans.............................................................  21
          Section 4.22      Brokerage..........................................................................  22
          Section 4.23      Investment Representations.........................................................  22
          Section 4.24      Privacy............................................................................  23
          Section 4.25      Investment Limitation..............................................................  23
          Section 4.26      No Known Regulatory Delays.........................................................  23

ARTICLE 5  REPRESENTATIONS AND WARRANTIES OF MERGER SUBSIDIARY, WTI AND WTC TO BALENTINE AND THE PRINCIPALS....  23

          Section 5.1       Organization.......................................................................  24
          Section 5.2       Authority..........................................................................  24
          Section 5.3       Governmental Filings; Non-Contravention............................................  24
          Section 5.4       Litigation and Compliance with Laws................................................  25
          Section 5.5       Investment Representations.........................................................  25
          Section 5.6       Common Stock.......................................................................  26
          Section 5.7       SEC Documents......................................................................  26
          Section 5.8       No Known Regulatory Delays.........................................................  27
          Section 5.9       Brokerage..........................................................................  27

ARTICLE 6  COVENANTS OF BALENTINE AND THE PRINCIPALS...........................................................  27

          Section 6.1       Client Consent.....................................................................  27
          Section 6.2       Conduct of Business................................................................  27
          Section 6.3       Preservation of Business and Assets................................................  28
          Section 6.4       Standstill.........................................................................  29
          Section 6.5       Investment Limitation..............................................................  29

ARTICLE 7  COVENANTS OF WTC....................................................................................  29

          Section 7.1       Securities Filings; NYSE Listing...................................................  29
          Section 7.2       Indemnification....................................................................  29
          Section 7.3       WTC Business Benefits..............................................................  30

ARTICLE 8  COVENANTS OF THE PARTIES............................................................................  31

          Section 8.1       Regulatory Authorizations..........................................................  31
          Section 8.2       Confidentiality....................................................................  32
          Section 8.3       Expenses Incident to this Agreement................................................  32
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          Section 8.4       Access; Information................................................................  32
          Section 8.5       Press Releases.....................................................................  33

ARTICLE 9  CONDITIONS PRECEDENT TO MERGER SUBSIDIARY'S, WTI'S AND WTC'S OBLIGATIONS............................  33

          Section 9.1       No Litigation; No Opposition.......................................................  33
          Section 9.2       Representations, Warranties and Covenants of Balentine and the Principals..........  33
          Section 9.3       Consents...........................................................................  34
          Section 9.4       Shareholder Approval...............................................................  35
          Section 9.5       Other Approvals....................................................................  35
          Section 9.6       Capitalization.....................................................................  35
          Section 9.7       Deliveries.........................................................................  35
          Section 9.8       Material Adverse Change............................................................  36
          Section 9.9       Liens..............................................................................  36
          Section 9.10      Stockholder Notes..................................................................  36
          Section 9.11      Shareholder Agreement..............................................................  36
          Section 9.12      Investment Adviser Registration....................................................  37
          Section 9.13      Stockholder Note of Nicholas J. Hoffman............................................  37
          Section 9.14      Non-Competition Agreements of Principals...........................................  37

ARTICLE 10  CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE BALENTINE ENTITIES AND THE PRINCIPALS...............  37

          Section 10.1      No Litigation; No Opposition.......................................................  37
          Section 10.2      Representations, Warranties and Covenants..........................................  37
          Section 10.3      Deliveries.........................................................................  38
          Section 10.4      Consents...........................................................................  38
          Section 10.5      Material Adverse Change............................................................  39

ARTICLE 11  INDEMNIFICATION....................................................................................  39

          Section 11.1      Indemnification by the Principals..................................................  39
          Section 11.2      Indemnification by WTI and WTC.....................................................  39
          Section 11.3      Limitation.........................................................................  39
          Section 11.4      Defense of Claims..................................................................  39
          Section 11.5      Prompt Payment.....................................................................  41
          Section 11.6      Sole Remedy........................................................................  41
          Section 11.7      Certain Reductions; Subrogation....................................................  41

ARTICLE 12  TERMINATION........................................................................................  41

          Section 12.1      Termination........................................................................  41
          Section 12.2      Effect of Termination..............................................................  42

ARTICLE 13  MISCELLANEOUS......................................................................................  42
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          Section 13.1      Survival of Representations, Warranties and Covenants..............................  42
          Section 13.2      Waivers............................................................................  42
          Section 13.3      Modifications......................................................................  43
          Section 13.4      Further Assurances.................................................................  43
          Section 13.5      Governing Law; Consent to Jurisdiction.............................................  43
          Section 13.6      Notices............................................................................  43
          Section 13.7      Assignability......................................................................  44
          Section 13.8      Captions...........................................................................  45
          Section 13.9      Number and Gender..................................................................  45
          Section 13.10     Severability.......................................................................  45
          Section 13.11     Counterparts.......................................................................  45
          Section 13.12     No Third-Party Beneficiaries.......................................................  45
          Section 13.13     Remedies for Section 8.2...........................................................  45
          Section 13.14     Integration........................................................................  45
          Section 13.15     Principals' Representative.........................................................  46
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                                      -iv-

         THIS MERGER AGREEMENT (the "Agreement") is dated as of October 23, 2001, among Balentine Holdings, Inc., a Georgia corporation ("Balentine"), Robert M. Balentine, B. Clayton Rolader, Jeffrey P. Adams, Robert E. Reiser, Jr., Gary B. Martin, Wesley A. French, Michael E. Wolf, The 1999 Balentine Family Trust, The Robert M. Balentine Insurance Trust (those individuals and trusts are sometimes collectively referred to herein as the "Principals"), WTC Merger Subsidiary, Inc., a Delaware corporation ("Merger Subsidiary"), WT Investments, Inc., a Delaware corporation ("WTI"), and Wilmington Trust Corporation, a Delaware corporation ("WTC").

                                   BACKGROUND

         A. Balentine owns all of the issued and outstanding shares of capital stock of Balentine & Company, a Georgia corporation ("BC"), all of the limited liability company interests of Balentine General Partner, LLC, a Georgia limited liability company ("GP"), and 47.2% of the limited liability company interests in Balentine & Company of Tennessee, L.L.C. ("BCT") (Balentine, BC, GP and BCT are sometimes collectively referred to herein as the "Balentine Entities").

         B. Balentine Delaware Holding Company, LLC, a Delaware limited liability company (the "LLC"), has heretofore been formed as a limited liability company under the Delaware Limited Liability Company Act, 6 Del. C.[sec][sec] 18-101 et seq., as amended from time to time, by filing a Certificate of Formation of the LLC with the Office of the Secretary of State of Delaware on October 18, 2001 (the "LLC Certificate").

         C. Immediately before the events described in Recital D below, BC shall be converted into a Georgia limited liability company with an operating agreement in the form of Exhibit (c) hereto.

         D. Pursuant to a Contribution Agreement in the form of Exhibit (d)(1) Balentine will, immediately before the Merger, contribute all of its assets to the LLC (which will assume all of Balentine's liabilities) (the value of such assets net of such liabilities being $[*] plus five times the appraised value of the 20% profits interest) (the "Initial Capital Contribution"), in exchange for which the LLC will issue a 100% capital interest and 100% profits interest to Balentine, and execute an operating agreement of the LLC in the form of Exhibit
(d)(2) hereto ("Original LLC Agreement"). Immediately after the foregoing contribution and before the Merger, Balentine will distribute to the Principals, as its shareholders, an aggregate 20% profits interest in the LLC and partially subordinated capital interest ("Principals' Interest") (collectively valued at the appraised value of the 20% profits interest), retaining the remaining capital interest and an 80% profits interest therein (the "Distribution"), and the Principals and the LLC will execute joinder agreements in the form of Exhibit (d)(3) hereto (the Original LLC Agreement as amended by such joinder agreements being collectively referred to as the "Second LLC Agreement").

         E. Merger Subsidiary, a wholly owned subsidiary of WTC, has heretofore been formed as a corporation under the Delaware General Corporation Law, 8 Del. C.[sec][sec]101 et seq., by filing a Certificate of Incorporation of Merger Subsidiary with the Office of the Secretary of State of Delaware on October 17, 2001 (the "Certificate").

* CONFIDENTIAL TREATMENT REQUESTED

         F. WTI and WTC seek to add a quality "manager of managers" product that can be offered through their existing distribution and client networks.

         G. WTI and WTC believe they can further their goals by entering into this Agreement and the other agreements referred to herein.

         H. Subject to the terms and conditions hereof, the parties desire to effect the Merger (as defined below) of Merger Subsidiary with and into Balentine, with Balentine surviving the Merger.

         I. Immediately following the Merger, WTC will contribute all of the outstanding shares of capital stock of Balentine to WTI.

         J. The parties intend, and shall each use their respective reasonable best efforts to assure, that, for federal income tax purposes, the Merger will qualify as a reorganization as described in Section 368(a)(2)(E) of the Code (as hereinafter defined) and that each of WTC, Merger Subsidiary and Balentine will be a "party" to that reorganization within the meaning of Section 368(b) of the Code.

         NOW, THEREFORE, in consideration of the foregoing, the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

         Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings set forth below.

         a.   "Accelerated Run Rate" has the meaning assigned to such term in
Section 3.1(c).

         b.   "Accelerated Valuation" has the meaning assigned to such term in
Section 3.1(c).

         c. "Advisers Act" means the Investment Advisers Act of 1940, as amended from time to time.

         d. "Affiliate" of a Person means a Person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with the first Person. As used in this definition, the term "control" (including the terms "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to (1) vote 25% or more of the outstanding voting securities of a Person or (2) otherwise direct the management policies of a Person by contract or otherwise.

         e. "Average Closing Price" means the average closing sale prices of the Common Stock, as quoted on the New York Stock Exchange, for the 10 trading day period preceding (i) the Closing in the case of Section 3.1(a)(1), (ii) March 31 of the year specified in Section 3.1(a)(2), (3),

(4) or (5), as the case may be, or (iii) the closing of the Change of Control in the case of Section 3.1(c).

         f. "Bankruptcy Code" means the U.S. Bankruptcy Code, as amended from time to time, and any successor to that code.

         g.   "Base Run Rate" mean[*].

         h.   "Base Valuation" means the Base Run Rate multiplied by [*] or [*].

         i. "BCT Agreement" is the agreement between WTC and the non-Balentine members of BCT ("Non-Balentine Members") with respect to their right to put their limited liability company interests in BCT to WTC in the form of Exhibit 1(i) hereto.

         j.   "Berkshire" has the meaning assigned to such term in Section 4.22.

         k. "Business Day" means a day Wilmington Trust Company is open for business.

         l. "Change of Control" means (1) the acquisition by any Person or group of Persons of beneficial ownership (as that term is defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of 25% or more of the outstanding capital stock of WTI or its parent, WTC, entitled to vote for the election of directors ("WTC Voting Shares"); (2) the acquisition by any Person or any group of Persons (other than WTC, WTI or any of their Affiliates) of 50% or more of the Membership Points in the LLC owned by WTC, WTI or any of their Affiliates immediately prior to such acquisition; (3) the merger or consolidation of WTI or WTC with one or more other Persons as a result of which the holders of the outstanding WTC Voting Shares of WTI or WTC, as the case may be, immediately before the merger or consolidation hold less than 50% of the WTC Voting Shares of the surviving or resulting Person; (4) the merger or consolidation of the LLC with one or more other Persons (other than WTI, WTC or one of more of their Affiliates) as a result of which the holders of the outstanding Membership Points immediately before the merger or consolidation hold less than 50% of the total outstanding Membership Points (or equivalent) of the surviving or resulting Person; (5) the transfer of all or substantially all of WTI's, WTC's or the LLC's assets, other than to an Affiliate of WTI or WTC; or (6) a proxy contest for the election of directors of WTC that results in Persons constituting the Board of Directors of WTC immediately before the initiation of that proxy contest ceasing to be a majority of the Board of Directors of WTC upon the conclusion of that proxy contest; provided that neither (x) any transfer of the capital stock or assets of WTI or WTC to, or the merger or consolidation of WTI or WTC with or into, (A) an entity that both prior to and also after that transfer, merger or consolidation had been and will be consolidated with WTI or WTC for federal income tax purposes or (B) any newly-formed, wholly owned subsidiary of WTI or WTC that will be consolidated with WTI or WTC for federal income tax purposes, nor (y) a transfer of LLC Interests by one or more Principals to one or more Permitted Transferees (as defined in the LLC Agreement) shall be deemed to be a Change of Control for purposes hereof. For the avoidance of doubt, the acquisition of 50% of the voting equity of any Affiliate of WTC (other than by WTC, WTI or any of their Affiliates) that has any direct or indirect ownership of the LLC shall be deemed to be an indirect acquisition of the Membership Points (or equivalent) of the LLC.


* CONFIDENTIAL TREATMENT REQUESTED

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         m.   "Closing" and "Closing Date" have the meanings assigned to such terms in Section 2.3.

         n. "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any corresponding federal tax statute enacted hereafter. A reference to a specific section of the Code refers to that section as well as any corresponding provision of any federal tax statute enacted hereafter, as that section is in effect on the date of application of the provisions hereof containing that reference.

         o.   "Common Stock" means WTC's common stock, par value $1 per share.

         p.   "Consent" has the meaning assigned to such term in Section 9.3(a).

         q. "Contract Value" has the meaning assigned to such term in Section 9.3(b).

         r. "Effective Time" means the time at which the Merger (as defined in Section 2.1) becomes effective in accordance with Section 2.2.

         s.   "Employee Plan" or "Plan" has the meaning assigned to such term in
Section 4.21(d).

         t. "Employment Agreements" means the employment agreements between the LLC and each Principal (other than The 1999 Balentine Family Trust and The Robert M. Balentine Insurance Trust) substantially in the form of Exhibit 1(t) attached hereto.

         u.   "ERISA" has the meaning assigned to such term in Section 4.21(b).

         v.   "Environmental Laws" has the meaning assigned to such term in
Section 4.16(b).

         w.   "Estimated Shares" has the meaning assigned to such term in
Section 7.1(b).

         x. "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

         y. "Existing Debt" means the existing indebtedness of the Principals to Colonial Bank in the current principal amount of $[*] with the final scheduled installment due April 2008. Such debt was incurred to obtain funds, which were contributed to Balentine for its use to pay for leasehold improvements.

         z. "Existing Fund" means each of Balentine U.S. Small Cap Equity Fund, L.P., Balentine U.S. Small Cap Equity Fund Select, L.P., Balentine U.S. Mid Cap Equity Fund, L.P., Balentine U.S. Mid Cap Equity Fund Select, L.P., Balentine U.S. Large Cap Equity Fund, L.P., Balentine U.S. Large Cap Equity Fund Select, L.P., Balentine International Equity Fund, L.P., Balentine International Equity Fund Select, L.P., Balentine Hedge Fund, L.P., Balentine Hedge Fund Select, L.P. and Griffin Arbitrage, L.P.; and "Existing Funds" means all of such funds collectively.

* CONFIDENTIAL TREATMENT REQUESTED
         aa. "Final Closing Balance Sheet" has the meaning assigned to such term in Section 2.6.

         bb.  "Financial Statements" has the meaning assigned to such term in
Section 4.12(a).

         cc. "GAAP" means United States generally accepted accounting principles consistently applied with prior periods.

         dd. "Governmental Authority" means any United States or foreign government, any state or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including, without limitation, the SEC or any other government authority, agency, department, board, commission or instrumentality of the United States or any foreign government or any state or other political subdivision thereof or any state insurance or banking authority, the Board of Governors of the Federal Reserve System, a Federal Reserve Bank, the Federal Deposit Insurance Corporation, the NASD, the NYSE, and any other similar self-regulatory organization, and any court or tribunal of competent jurisdiction.

         ee. "Immediate Family" means, with respect to any natural person, that person's spouse, parents, grandparents, children, grandchildren and siblings.

         ff. "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder.

         gg. "Indemnified Party" means a Person entitled to be indemnified under Article 11 hereof.

         hh. "Indemnifying Party" means a Person obligated to indemnify another Person under Article 11 hereof.

         ii. "Knowledge" means that which a Person actually knows or should know. "Knowledge of Balentine" shall be the Knowledge of the individual Principals only.

         jj.  "Leased Real Property" has the meaning assigned to such term in
Section 4.16.

         kk. "Licenses" means licenses, franchises, permits and regulatory approvals.

         ll. "Lien" means a charge, mortgage, pledge, security interest, restriction (other than a restriction on transfer arising under federal or state securities laws (or rules and regulations thereunder) or laws relating to the regulation of brokers, dealers, investment advisers, investment companies, banks, insurance companies and other regulated businesses), lien, or encumbrance of any nature whatsoever.

         mm. "LLC Agreement" means the Amended and Restated Limited Liability Company Agreement of the LLC in the form of Exhibit 1(mm) attached hereto, which agreement shall amend and restate the Original LLC Agreement and the Second LLC Agreement in their entirety.

         nn. "LLC Interest" has the meaning assigned to such term in the LLC Agreement.

         oo. "LLC Value" means the value of the LLC as determined under the LLC Agreement.

         pp.  "Losses" has the meaning assigned to such term in Section 11.1.

         qq. "Material Adverse Effect" with respect to a Person or Persons means a material adverse effect on the business, assets, or condition (financial or otherwise) of that Person or Persons determined on a consolidated basis with respect to all Subsidiaries of such Person, as the case may be. A Material Adverse Effect with respect to a Person shall include, without limitation, any of the following: (1) impairment of the Person's ability to conduct business in any material respect as it was conducted before the occurrence of the Material Adverse Effect; or (2) a decrease of 10% or more of the Person's annual net revenues or potential net revenues as a result of the occurrence of the Material Adverse Effect. Notwithstanding any of the foregoing provisions, a Material Adverse Effect shall not include the effect of any event, change or occurrence arising out of or attributable to (A) economic conditions in the United States or developed economies or national securities markets in general, (B) regulatory and legal conditions in the United States asset management industry generally, (C) changes in accounting principles applicable to the Person to the extent required by law or GAAP, or (D) with respect to Balentine as the Person, Balentine's obtaining 90% (or more than 90% but less than 100%) of the consents from clients as required by Section 9.3 hereof; provided, however, that a Material Adverse Effect shall include an event, change or occurrence described in clause (A), (B), (C) or (D) only if it adversely affects such Person or Persons to a materially greater extent than other Persons in similar financial and business circumstances.

         rr.  "Member" has the meaning ascribed thereto in the LLC Agreement.

         ss. "Membership Points" has the meaning assigned to such term in the LLC Agreement.

         tt.  "Merger" has the meaning assigned to such term in Section 2.1.

         uu. "NASD" means the National Association of Securities Dealers, Inc. and any successor thereto.

         vv. "New Business Opportunity" has the meaning assigned to such term in the LLC Agreement.

         ww.  "Non-Voting Shares" has the meaning assigned to such term in
Section 4.4(a).

         xx. "NYSE" means The New York Stock Exchange, Inc. and any successor thereto.

         yy.  "Old Certificates" has the meaning assigned to such term in
Section 3.4(a).

         zz. "Party" means Balentine, any Principal, Merger Subsidiary, WTI or WTC and "parties" means all Persons that qualify as a Party.

         aaa. "PBGC" has the meaning assigned to such term in Section
4.21(e).

         bbb. "Person" means any individual, partnership, corporation, limited liability company, limited liability partnership, association, trust, joint venture, unincorporated organization and any government, governmental department or agency or political subdivision thereof.

         ccc. "Principals' Representative" and "Principals' Representative Agreement" have the meanings assigned to such terms in Section 13.15.

         ddd. "Registration Rights Agreement" means the agreement among WTC and each Principal in the form of Exhibit 1(ddd) hereto.

         eee. "Registration Statement" has the meaning assigned to such term in
Section 7.1(b).

         fff. "Rights" has the meaning assigned to such term in Section 4.4(a).

         ggg. "Run Rate" means the LLC's consolidated annual net earnings before interest, taxes, depreciation and amortization, determined for each calendar year in accordance with GAAP and the accounting principles and practices historically used by Balentine in preparing the Financial Statements, provided that (1) in every event only costs directly attributable to the LLC's operations will be included in calculating the Run Rate, (2) expenses of a New Business Opportunity (as approved pursuant to the LLC Agreement) will not be included in calculating the Run Rate until 24 months after expenses are first incurred for that New Business Opportunity, (3) in preparing the LLC's consolidated annual net earnings before interest, taxes, depreciation and amortization for a calendar year, the LLC will be deemed to own its proportionate share of BCT's annual net earnings before interest, taxes, depreciation and amortization for that year based on the LLC's proportionate ownership of BCT during that year calculated as though any outstanding unexercised options or rights to purchase securities of BCT have not been exercised, (4) the LLC's revenues shall exclude any rent (but not expense reimbursements) received pursuant to the second sentence of Section 7.3(c) and (5) extraordinary, non-recurring items of revenue and expense will be excluded. The Run Rate will be calculated by reference to the LLC's financial statements prepared in accordance with GAAP and separately audited by an independent accounting firm selected by the Principals and acceptable to WTI, which acceptance will not be unreasonably withheld, and such other books and records as are sufficient to identify the items in clauses (1) through (5). Such direct costs referred to above do not include the costs of support services generally available from WTC but do include the cost of the benefits described in Section 7.3(b). The costs associated with opening and operating the trust and/or banking office described in Section 7.3(c) will not be included in computing the Run Rate.

         hhh. "SEC" means the U.S. Securities and Exchange Commission.

         iii. "SEC Documents" has the meaning assigned to such term in Section 5.7(a).

         jjj. "Securities Act" means the Securities Act of 1933, as amended from time to time.

         kkk. "Stockholder Notes" has the meaning assigned to such term in
Section 9.10.

         lll. "Subsidiary" or "Subsidiaries" means any corporation, partnership or other organization, whether incorporated or unincorporated, of which more than twenty-five percent

(25%) of either the equity interests in, or the voting control of, that corporation or other organization is beneficially owned by a Person, directly or indirectly, through Subsidiaries or otherwise, or of which a Person serves as the general partner or managing member.

         mmm. "Surviving Entity" has the meaning assigned to such term in
Section 2.1.

         nnn. "Taxes" has the meaning assigned to such term in Section 4.19.

         ooo. "Transaction Documents" means this Agreement, the LLC Agreement, the Employment Agreements, the Contribution Agreement, the Registration Rights Agreement, the Original LLC Agreement, the Second LLC Agreement, the Principals' Representative Agreement, the BCT Agreement, and all other agreements, documents, instruments and certificates entered into in connection herewith or therewith and any and all exhibits and schedules appertaining thereto.

         ppp. "Valuation" means, for determinations for events occurring in calendar years 2001 and 2002, the Base Valuation and, for determinations for events occurring in each calendar year thereafter, the LLC's Run Rate in the last full calendar year preceding the year in which the valuation is used multiplied by a factor determined by reference to the annual compound growth in the Run Rate to the end of the calendar year used to compute the Run Rate calculated from January 1, 2003 and thereafter in accordance with the following schedule:

Annual Compound Growth                              Multiple
----------------------                              --------

Below [*]%                                           [*] times
[*]%                                                 [*] times
[*]%                                                 [*] times
[*]%                                                 [*] times
[*]%                                                 [*] times
Over [*]%                                            [*] times;

provided, however, that the product of (1) any amount excluded pursuant to clause (5) of Section 1(ggg) for a calendar year and (2) a fraction, the numerator of which is the number of Membership Points held by Balentine at the end of such year and the denominator of which is the total number of Membership Points outstanding at the end of such year, shall be subtracted from the Valuation for that year.

         Annual compound growth in the Run Rate between [*]% and [*]% shall be interpolated proportionately. The initial value used for the calculation of the compound growth rate that will determine the earn out payment multiple will be the Base Run Rate. The initial computation of the annual compound growth rate for 2002 shall be determined by dividing the Base Run Rate into the Run Rate for calendar year 2002, subtracting one from the result and converting that result into a percentage. For example, if the Base Run Rate were 2000 and the Run Rate for 2002 were 2400, the annual compound growth for 2002 would be 20% and the multiple for 2002 would be [*]. The annual compound growth rate for subsequent years would be determined on a compound basis beginning with calendar year 2003. Attached as Schedule l(ppp) are further examples of computations related to Valuation.

* CONFIDENTIAL TREATMENT REQUESTED
         qqq. "Voting Shares" has the meaning assigned to such term in Section 4.4(a).

                                    ARTICLE 2

                                   THE MERGER

          Section 2.1 The Merger. At the Effective Time, Merger Subsidiary shall merge with and into Balentine in accordance with the terms hereof (the "Merger"), and the separate corporate existence of Merger Subsidiary shall cease. Balentine shall be the surviving entity in the Merger (sometimes referred to hereinafter as the "Surviving Entity") and continue to be governed by Georgia law, and the separate corporate existence of Balentine, with all of its rights, privileges, immunities, powers and franchises, shall continue unaffected by the Merger. The articles of incorporation and the bylaws of Balentine immediately before the Merger shall be the articles of incorporation and the bylaws of the Surviving Entity

          Section 2.2 Effective Time. The Merger shall become effective upon the later to occur of the filing, in the offices of the respective Secretaries of State of Delaware and of Georgia, of a certificate or articles of merger in accordance with Delaware and Georgia law, or at such later date and time as may be set forth in those certificates.

          Section 2.3 Closing. The closing of the Merger (the "Closing") shall take place at the offices of Alston & Bird LLP, One Atlantic Center, 1201 West Peachtree Street, Atlanta, Georgia 30309-3424, at 10:30 a.m., local time, and be effective at the close of business on the closing date, which shall be five Business Days after the fulfillment or waiver of each condition set forth in Articles 9 and 10 hereof (other than the conditions that are fulfilled or waived as a part of the Closing); provided that, if the Closing would occur on or prior to December 31, 2001, the Closing may be delayed by Balentine to January 2, 2002 or such other date or place as Balentine may mutually agree upon, that date being herein referred to as the "Closing Date." The parties shall use their reasonable best efforts to cause the conditions to Closing set forth in Articles 9 and 10 hereof to be satisfied as soon as practicable, and shall cause to be executed at Closing the Transaction Documents by the respective parties to each of such documents.

          Section 2.4 Contribution. Immediately following the Merger, WTC shall contribute all of the outstanding capital stock of Balentine to WTI.

          Section 2.5 Execution of LLC Agreement. On the Closing Date and immediately following the contribution and distribution described in Recital C, the LLC Agreement shall be executed and a copy of the LLC Agreement shall be delivered to WTI, Balentine and the Principals.

          Section 2.6 Final Closing Balance Sheet. Promptly after the Closing, WTI and WTC (in consultation with, and with such assistance as WTI and WTC shall reasonably request of, the Balentine Entities and the Principals) shall prepare an audited consolidated balance sheet and related notes of the Balentine Entities as of the close of business on the Closing Date (the "Final Closing Balance Sheet"), prepared in accordance with GAAP on a basis consistent with the preparation of the Financial Statements under Section 4.12, except that
(a) no item shall fail to be
included therein or excluded therefrom on the basis of materiality, individually or collectively and (b) at WTI's and WTC's option, the effect of any breaches of the representations and warranties of Balentine and the Principals made herein and discovered by WTI or WTC on or before the date of the Final Closing Balance Sheet shall be fully reserved therein. As soon as practicable following the Closing, the Final Closing Balance Sheet shall be delivered by WTI and WTC to the Principals, accompanied by the report of the auditors thereon.

                                    ARTICLE 3

                             CONSIDERATION; EXCHANGE

         Section 3.1       Merger Consideration.

                   a. Subject to the terms and conditions hereof and as a part of the Merger, WTC shall issue Common Stock and cash to the Principals, in the manner contemplated by Section 3.1(e), equal to the following amounts in proportion to their respective ownership interests in common stock of Balentine immediately prior to Closing as set forth on Schedule 3.1(a) hereto:

                           (1) At Closing, [*]% times the Base Valuation for 2000;
                           (2) By March 31, 2004, [*]% times the Valuation for 2003;
                           (3) By March 31, 2005, [*]% times the Valuation for 2004;
                           (4)      By March 31, 2006, (A) [*]% times the
                                    Valuation for 2005 (provided that, and to be paid only if, the Run Rate for 2005 is at least equal to the Base Run Rate), plus (B) [*]% of an amount determined by multiplying
                                    (a) the Run Rate multiple used for this
                                    payment minus ten and (b) the Base Run Rate;
                                    and
                           (5)      By March 31, 2007, [*]% of the Base
                                    Valuation.

                   b.      In addition:

                          (1) At Closing and as a further part of the Merger, WTC shall pay to Colonial Bank on behalf of and for the benefit of the Principals 80% of the principal amount of the Existing Debt, in proportion to their respective ownership of common stock of Balentine immediately prior to Closing as set forth on Schedule 3.1(a) hereto; and

                          (2) Notwithstanding Section 3.1(a) above, the total amount issued, in the manner contemplated by Section 3.1(e), to each of the Principals pursuant to Section 3.1(a)(2) through (5) shall be reduced (A) by the amounts and in the manner set forth in Schedule 3.1(b)(2) attached hereto, and (B) by any amounts that are due and unpaid from such Principal pursuant to the terms of a Stockholder Note.

                   c. In the event of a Change of Control of WTC or the LLC, and provided that some or all of the Principals so elect (which election may be made prior to the effective date of the

* CONFIDENTIAL TREATMENT REQUESTED

Change of Control), any amounts due and unissued, in the manner contemplated by
Section 3.1(e), under Sections 3.1(a)(2), 3.1(a)(3), and 3.1(a)(4)(A) and (B)
shall be calculated on the basis of the greater of (i) the Valuation (the "Accelerated Valuation") based on the Run Rate for the full calendar year preceding such Change of Control (the "Accelerated Run Rate") or (ii) the Base Valuation, and such amounts, along with any amount under Section 3.1(a)(5), shall be issued in Common Stock and cash, in the manner contemplated by Section 3.1(e), to the Principals within a period of the later of (A) 30 days following the receipt of such Principals' election or (B) the closing of the transactions giving rise to the Change of Control in the proportions set forth in Schedule 3.1(a) hereto. For example, if a Change of Control of WTC shall occur prior to the issue of Common Stock due under Section 3.1(a)(2), some or all Principals shall, if they so elect, receive in the aggregate an amount equal to the sum of:
(1) [*]% times the Accelerated Valuation; (2) [*]% times the Accelerated Valuation; (3) [*]% times the Accelerated Valuation (the amount in this clause
(3) to be paid only if the Accelerated Run Rate is at least equal to the Base Run Rate); (4) the amount due under Section 3.1(a)(4)(B), if the Accelerated Run Rate multiple exceeds [*]; and (5) the amount due under Section 3.1(a)(5).

         If some, but not all, of the Principals make the election contemplated by this Section 3.1(c) and Section 3.1(f) does not apply, then (1) the amounts payable to the Principals who have made such election shall be determined by multiplying (A) the sum of the amount determined in accordance with the preceding paragraph and Section 3.1(d) by (B) a percentage equal to the sum of their respective ownership percentages of Balentine immediately prior to Closing as set forth in Schedule 3.1(a) hereto, and shall be distributed among them in accordance with such respective ownership percentages, and (2) the amounts payable to the Principals who have not made such election shall remain payable at the times they would otherwise be payable and shall be determined by multiplying the amount they would otherwise have received under Section 3.1 by a percentage equal to the sum of their respective ownership percentages of Balentine immediately prior to Closing as set forth on Schedule 3.1(a) hereto, and shall be allocated among them in accordance with such respective ownership percentages.

                  d. Notwithstanding Section 3.1(c) above, the amount to be issued in Common Stock and cash, in the manner contemplated by Section 3.1(e), pursuant to Section 3.1(c) to each of the Principals shall be reduced by
(1) the present value of 80% of the interest payments on the Existing Debt in the manner described in Schedule 3.1(b)(2) to the extent such amounts have not already been deducted pursuant to Section 3.1(b)(2) of this Agreement, and (2) by any amounts that are due from such Principal pursuant to the terms of a Stockholder Note that are then unpaid. The present value of the remaining payments will be computed using the interest rate on the Existing Debt.

                  e. 100% (or as close to such amount as is possible and still issue to each Person in whole shares of Common Stock) of each amount contemplated by Sections 3.1(a) and (c) (as adjusted by Section 3.1(d)) shall be made in Common Stock based on the Average Closing Price, and the balance shall be made in cash. The payment contemplated by Section 3.1(b)(1) shall be paid in cash.

                  f. To the extent that any Principals and/or their Permitted Transferees have exercised their right to purchase LLC Interests pursuant to Section 7.5(b) of the LLC Agreement,


* CONFIDENTIAL TREATMENT REQUESTED

(1) such Principals shall not be entitled to receive any future payments under this Section 3.1, and (2) the amounts otherwise payable to the other Principals under this Section 3.1 shall be determined as though they had elected to receive the accelerated payments pursuant to Section 3.1(c), reduced by the amount in Section 3.1(d), and shall be multiplied by a percentage equal to the sum of their respective ownership percentages of Balentine immediately prior to Closing as set forth in Schedule 3.1(a) hereto, and shall be allocated among them in accordance with such relative ownership percentages. If this Section 3.1(f) applies, then none of the Principals shall have any rights to receive Common Stock and cash under Section 3.1, if any, other than through this
Section 3.1(f).

                  g.       Notwithstanding anything to the contrary in this
Section 3.1, to the extent that some or all of the Principals and/or their Permitted Transferees have exercised their right to put some or all their LLC Interests to Balentine under Section 7.5(a) of the LLC Agreement, (1) the amounts otherwise payable to those Principals under this Section 3.1 shall be determined as though they had elected to receive the accelerated payments pursuant to Section 3.1(c), reduced by the amount in Section 3.1(d) and shall be multiplied by a percentage equal to the sum of their respective ownership percentages of Balentine immediately prior to Closing as set forth in Schedule 3.1(a) hereto, and shall be distributed among them in accordance with such relative ownership percentages, and (2) unless Section 3.1(f) applies, the amounts otherwise payable under this Section 3.1 to those Principals who have not exercised their right to put their LLC Interests to Balentine under Section 7.5(a) of the LLC Agreement shall remain payable at the times they would otherwise be payable and shall be equal to the amount they would have otherwise received under this Section 3.1 multiplied by the sum of their respective ownership percentages of Balentine immediately prior to Closing as set forth in
Schedule 3.1(a) hereto, and shall be allocated among them in accordance with such relative ownership percentages.

          Section 3.2 Rights as Stockholders; Stock Transfers. At the Effective Time, holders of Balentine's stock shall cease to be, and shall have no rights as, stockholders of Balentine, other than the right to receive the consideration provided for in this Article 3, and WTC will own all of Balentine's outstanding shares of capital stock. After the Effective Time, there shall be no transfers on the stock transfer books of Balentine of shares of Balentine's capital stock.

          Section 3.3 Fractional Shares. Notwithstanding any other provision hereof, no fractional shares of Common Stock and no certificates or scrip therefor, or other evidence of ownership thereof, will be issued in the Merger. Instead, WTC shall pay each Principal who otherwise would be entitled to a fractional share an amount in cash, without interest, determined by multiplying that fraction by the Average Closing Price.

          Section 3.4      Exchange Procedure.

                  a. At Closing, each Principal shall tender all certificates representing shares of Balentine stock he or it owns (the "Old Certificates") marked "cancelled" or provide such Principal's affidavit as to the status of the Old Certificates and such Principal's personal indemnity to WTC if any of those Old Certificates are lost, stolen or destroyed relative to any damages as a result of such lost, stolen or destroyed Old Certificates.

                  b. At Closing, WTC shall issue and deliver to the Principals certificates of Common Stock in the amounts required by Section 3.1(a)(1) and 3.1(e) in exchange for the Old Certificates and/or the affidavit and indemnity for missing Old Certificates.

                  c. Subsequent to Closing and without further action by the Principals, WTC shall issue and deliver to the Principals the shares of Common Stock in the amounts and at the times indicated in Section 3.1 hereof. It is contemplated that the procedure will be completed before March 31 of each year in which an issue of Common Stock is required hereunder and, except as contemplated in Section 3.1(c), the issue and distribution of Common Stock will occur on March 31.

                  d. No dividend or other distribution on Common Stock with a record date occurring after the date of this Agreement shall be paid to any Principal until he is entitled to receive new certificates in accordance with this Article 3, and no such shares shall be eligible to be voted at any meeting of holders of Common Stock until the Principal is entitled to receive those new certificates in accordance with this Article 3.

          Section 3.5 Adjustments. The shares of Common Stock to be issued to the Principals hereunder shall be adjusted appropriately to reflect any stock split, stock dividend, combination, merger, recapitalization, exchange of shares or similar transaction with a record date prior to the Effective Date or any other date an issue of Common Stock is due hereunder.

                                    ARTICLE 4

               REPRESENTATIONS AND WARRANTIES OF BALENTINE AND THE
                  PRINCIPALS TO MERGER SUBSIDIARY, WTI AND WTC

         Balentine and each Principal, jointly and severally, make each of the following representations, warranties and agreements to Merger Subsidiary, WTI and WTC:

          Section 4.1 Organization. Each Balentine Entity and the LLC is duly organized, validly existing and in good standing under Georgia law in the case of Balentine, BC and GP; Tennessee law in the case of BCT; and Delaware law in the case of the LLC; and each is duly qualified to do business in each jurisdiction in which the nature of its business or the ownership or leasing of its properties requires that qualification. Balentine has had in effect a valid and effective election under Section 1362(a)(2) of the Code to be an S corporation for each taxable year since its incorporation. Neither Balentine nor the Principals have taken or will take any action prior to the Effective Time to terminate Balentine's S corporation election. For each taxable year that Balentine has had a nonresident shareholder (as defined in O.C.G.A. [sec] 48-7-100(6.2)), Balentine has filed with its Georgia corporate tax return an executed consent agreement required by O.C.G.A. [sec] 48-7-27(d)(2).

          Section 4.2 Authority. Each of Balentine and BC has all requisite corporate power and authority and each of GP, BCT and the LLC has all requisite power and authority to (a) own its assets and conduct its business as presently carried on and as contemplated by Balentine to be carried on after Closing and
(b) execute, deliver and perform this Agreement and each other

Transaction Document to which any such Person is a party. This Agreement and each other Transaction Document to be executed, delivered and performed by any of the Balentine Entities, the LLC and the Principals in connection with the transactions contemplated hereby or thereby with respect to that Person has been duly and validly approved by all necessary action of that Person. This Agreement and each other Transaction Document to which any of the Balentine Entities, the LLC or any of the Principals is a party represents or, when executed, will represent, the valid and legally binding obligation of that Person, enforceable against it or him in accordance with its terms, except as may be limited by (x) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer or similar laws now or hereafter relating to creditors' rights generally or (y) general principles of equity, whether asserted in a proceeding in equity or at law.

          Section 4.3 Governmental Filings; Non-Contravention. Other than the filings and/or notices set forth in Schedule 4.3 (including those (i) under the HSR Act (if WTC notifies Balentine that a filing under such act is required), the Exchange Act and the Securities Act, (ii) required to be made with the NASD, and (iii) required to be made pursuant to state securities laws and regulations), no notices, reports, applications or other filings are required to be made by any of the Balentine Entities, the LLC or the Principals with, nor are any consents, registrations, approvals, permits or authorizations required to be obtained by any of them from, any Governmental Authority in connection with the execution and delivery of this Agreement and the other Transaction Documents, and the consummation by each such Person of the Merger and the other transactions contemplated hereby and thereby. Subject to the making or obtaining of all filings, notices, applications, consents, registrations, approvals, permits or authorizations with or of any relevant Government Authority with respect to the Merger, the Transaction Documents and the other transactions contemplated hereby and thereby as set forth on Schedule 4.3, the execution, delivery and performance of this Agreement and each other Transaction Document to be executed, delivered and performed by any of the Balentine Entities, the LLC or any of the Principals in connection with the transactions contemplated hereby and thereby does not and will not: (a) violate any provision of the articles of incorporation or bylaws of Balentine or BC or the limited liability company certificate or limited liability company agreement of GP or BCT; (b) violate, conflict with or result in a default under any material contract or material obligation to which any of the Balentine Entities or any Principal is a party or by which any of that Person's assets are bound; (c) violate or result in a violation of, or constitute a default, in any material respect, under any law, regulation or rule, or any order of or restriction imposed by any court or other Governmental Authority on, any of the Balentine Entities, the LLC and/or any Principal or any of that Person's properties; (d) require any of the Balentine Entities, the LLC and/or any Principal to obtain any approval, consent or waiver of, or make any filing with, any person or entity that has not been obtained or made, except as contemplated or excused by Sections 8.1, 9.3 and 9.4, which approvals, consents, waivers or filings, as applicable, will have been received prior to Closing or at any earlier time required hereunder or under applicable laws, rules and regulations; or (e) result in creation or imposition of any Lien on any of the assets of any of the Balentine Entities or the LLC.

          Section 4.4      Capitalization.

                  a. The authorized capital stock of Balentine consists of 100,000 shares of voting common stock, no par value per share (the "Voting Shares"), and 1,000,000 shares of non-voting common stock, no par value per share (the "Non-Voting Shares"). As at the date hereof, 10,437 Voting Shares are outstanding, 93,932 Non-Voting Shares are outstanding and all such outstanding shares were and are validly issued, fully paid and nonassessable.
Schedule 4.4(a) lists by name, address and number of shares each holder of Voting Shares and Non-Voting Shares. Except as set forth in Schedule 4.4(a)(1) attached hereto, there are no (1) outstanding shares of capital stock or other securities of Balentine, (2) outstanding options, warrants, puts, calls, commitments, agreements, contracts or preemptive or other rights (such items being referred to hereafter as "Rights") to purchase, issue or otherwise acquire any capital stock or other securities of Balentine or (3) obligations or securities convertible into or exchangeable for capital stock or other securities of Balentine. None of such Voting Shares and/or Non-Voting Shares are subject to any Lien.

                  b. After giving effect to the Merger, the LLC Agreement and the contribution contemplated in Section 2.4, the Members and their respective capital account balances and Membership Points in the LLC shall be as set forth in Schedule 4.4(b) hereto. Except as set forth in the Transaction Documents, there are no existing rights, agreements or commitments obligating or that might obligate the LLC or any of its members to issue, transfer, sell or redeem any securities.

          Section 4.5 Subsidiaries and Other Relationships. Except as set forth in Schedule 4.5, none of any of the Balentine Entities or the LLC: (a) owns, directly or indirectly, any capital stock of or other equity or proprietary interest in any Subsidiary or any other corporation, any such interest in any association, trust, partnership, limited liability company, joint venture or similar entity or in any other entity or enterprise; (b) is an Affiliate of any other entity that is not a Principal; or (c) is a party to any joint venture, profit-sharing or similar agreement regarding the profitability or financial results of any of the Balentine Entities, the LLC or any Principal or the division of revenues or profits of any Balentine Entity, the LLC or any Principal. Except as set forth in Schedule 4.5 or Schedule 4.7, none of any of the Balentine Entities or the LLC has any off-balance-sheet financial obligation, guaranty or promissory note to any Person in an amount in excess of $100,000. Except as set forth in Schedule 4.4(a) or Schedule 4.5, there are no
(1) outstanding shares of capital stock or other securities of any of the Balentine Entities, (2) outstanding options, warrants, puts, calls, commitments, agreements, contracts or preemptive or other rights to purchase, issue or otherwise acquire any capital stock or other securities of any of the Balentine Entities or (3) obligations or securities convertible into or exchangeable for capital stock or other securities of any of the Balentine Entities.

          Section 4.6 Business. Since their inception, each of the Balentine Entities and the LLC has been engaged solely in the business of providing investment management, investment advisory services, and/or broker-dealer services. Each of the Balentine Entities, the LLC and the Existing Funds is in material compliance with all federal and state laws, including those requiring registration, licensing or qualification as an investment adviser or a broker-dealer, as applicable. Each of the Balentine Entities, the LLC and the Existing Funds has delivered to WTI true and complete copies of its organizational (and, in the case of the Existing Funds, offering) documents, as amended to date. Each of the Balentine Entities, the LLC and the Existing Funds has all Licenses necessary to own its properties and conduct its business as it is presently conducted.

          Section 4.7 Assets. None of the assets contributed by Balentine to the LLC is subject to any Lien in favor of any Person, except as listed in
Schedule 4.7. None of the Balentine Entities is obligated to perform any obligation or pay any amount in connection with the Existing Debt, and the holder of the Existing Debt does not have a Lien on any of the assets or properties of any Balentine Entity, except as listed in Schedule 4.7. None of the Balentine Entities or the LLC owns any real property; and no personal property owned by any of the Balentine Entities or the LLC is or, to the Knowledge of Balentine, will be subject to any Lien except for minor imperfections of title or insignificant Liens that do not, in the aggregate, materially detract from the value of the Balentine Entities and the lien associated with the Existing Debt. Schedule 4.7 hereto lists:

                  a. All real property leased by any of the Balentine Entities or the LLC, together with the location of that property, monthly lease payments and lease termination dates;

                  b. All personal property leases in which any of the Balentine Entities or the LLC is obligated to make annual lease payments to any Person in excess of $10,000; and

                  c. All personal property owned by any of the Balentine Entities or the LLC, together with the book value thereof that is reflected on the books of the Balentine Entities or the LLC (with any personal property owned by a Principal indicated on Schedule 4.7).

                  All leases for real or personal property are valid and effective in accordance with their terms, and there is no existing breach or event under any lease which, which with the giving of notice, the lapse of time or both would become a breach, on the part of the Balentine Entities or the LLC or, to the Knowledge of Balentine, on the part of any other party thereto.

          Section 4.8 Managed Assets. The aggregate assets under management by each of the Balentine Entities, the assets of entities for which any of the Balentine Entities serves as general partner or managing member and the aggregate amount of assets of entities from which any of the Balentine Entities earns any fees as of September 30, 2001 (or as of the most recent practicable date with respect to the aggregate amount of assets under management) are accurately set forth in Schedule 4.8 hereto. In addition, Schedule 4.8 lists, as of September 30, 2001 (or as of the most recent practicable date with respect to the aggregate amount of assets under management), all investment management, advisory or sub-advisory contracts, if any, setting forth the name of the client under contract, the aggregate amount of assets under management with respect to that contract and the fee schedule with respect to that contract.

          Section 4.9 Receivables. All accounts receivable set forth on the books and records of each of the Balentine Entities are (a) accurately reflected in the books and records of that Person, (b) valid receivables owned by that Person, free and clear of any Lien, and (c) to the Knowledge of Balentine, not subject to setoffs or counterclaims.

          Section 4.10 Contracts. All contracts to which any of the Balentine Entities or the LLC is a party or by which any of them is bound are enforceable against that Person and, to the Knowledge of Balentine, the other parties thereto in accordance with their respective terms. There is not under any such contract an existing material breach or event that, with the giving of notice or the lapse of time or both, would become a material breach or event, on the part of the Balentine Entities or the LLC, or, to the Knowledge of Balentine, on the part of any other party thereto. Schedule 4.10 lists all material contracts to which any of the Balentine Entities or the LLC is a party or by which any of them is bound together with a list of any material contract to which any of the Balentine Entities or the LLC is a party or by which any of them is bound where the consent or approval of the other party(ies) to that contract is required for the consummation of the transactions contemplated hereby.

          Section 4.11     Employment Arrangements. Except as set forth in
Schedule 4.11 hereto, none of the Balentine Entities or the LLC has any obligation, contingent or otherwise, under (a) any written or oral employment, collective bargaining or other labor agreement, (b) any written or oral agreement containing severance or termination pay arrangements, (c) any written or oral deferred compensation agreement, retainer or consulting arrangement, (d) any pension or retirement plan, bonus or profit-sharing plan or stock option or stock purchase plan (except any Employee Plan described in Section 4.21(a) hereto) or (e) any other written or oral employee contract or non-terminable employment arrangement (each, an "Employment Arrangement"). None of the Balentine Entities or the LLC is in default with respect to any term or condition of any Employment Arrangement.

          Section 4.12     Financial Statements.

                  a. Balentine has delivered to WTI the audited consolidated and consolidating balance sheets, income statements and statements of cash flows of Balentine as of December 31, 2000 and the unaudited consolidated and consolidating balance sheets and income statements as of September 30, 2001 (collectively, the "Financial Statements"), as set forth in
Schedule 4.12(a) hereto.

                  b. The Financial Statements, subject to the qualifications and exceptions noted thereon or in the notes thereto, (i) are accurate and complete in accordance with the books of account and records of each such Person; (ii) have been prepared in accordance with GAAP throughout the indicated periods, except that the interim financial statements contain no notes or year-end adjustments; and (iii) fairly present in all material respects the financial condition, assets and liabilities, and results of operation of each such Person and its results of operations, respectively, as of the dates thereof or for the periods then ended.

                  c. None of the Balentine Entities or the LLC has any debt, obligation or liability, absolute, fixed, contingent or otherwise, of any nature whatsoever, whether due or to become due, including any unasserted claim, whether incurred directly or by any predecessor thereto, and whether arising out of any act, omission, transaction, circumstance, sale of goods or services, state of facts or other condition, except: (1) those reflected or reserved against on the Financial Statements in the amounts shown therein; (2) those not required under GAAP to be reflected or reserved against in the Financial Statements that are expressly quantified and set forth in the Transaction Documents; (3) those incurred in the ordinary course of business since the date of the Financial Statements, and (4) those disclosed on Schedule 4.12(c).

          Section 4.13 Material Adverse Change. Since September 30, 2001, no event or condition, individually or in the aggregate, has had a Material Adverse Effect on the Balentine Entities and the LLC, taken as a whole, and, to the Knowledge of Balentine, there is no impending event or condition that would have a Material Adverse Effect on the Balentine Entities and the LLC, taken as a whole.

          Section 4.14 Ordinary Course of Business. Since the date of the Financial Statements, each of the Balentine Entities has operated its business in the normal, usual and customary manner in the ordinary and regular course of business, consistent in all material respects with prior practice.

          Section 4.15     Litigation and Compliance with Laws.

                  a. There are no order, writs, injunctions, decrees or unsatisfied judgments, and no actions, suits, claims or proceedings or investigations pending or, to the Knowledge of Balentine, threatened against any of the Balentine Entities, the LLC or any Principal for any of their past or current business activities.

                  b. (1) Each of the Balentine Entities, the LLC and the Principals are currently and, during the past five years (or, with respect to any of the Balentine Entities and the LLC, such shorter time, if any, that it has been in existence), have been, operating in compliance in all material respects with all laws, rules, regulations and orders applicable to that Person's business, including all federal and state securities laws, and

                                (A)  None of the Balentine Entities, the LLC or
any Principal nor, to the Knowledge of Balentine, any Person "associated" (as that term is defined under the Advisers Act) with any of the Balentine Entities, the LLC or any Principal has, within five years prior to the date hereof, been convicted of any crime or is or has been subject to any disqualification in each case that would be the basis for denial, suspension or revocation of registration of an investment adviser under Section 203(e) or 206(4) of the Advisers Act or Rule 206(4)-4(b) thereunder or for disqualification as an investment adviser for any investment company pursuant to Section 9 of the Investment Company Act of 1940, as amended; and

                                (B)  None of any of the Balentine Entities, the
LLC or any Principal, nor to the Knowledge of Balentine, any Affiliate of the Balentine Entities, the LLC or any Principal, is subject to a "statutory disqualification" as defined in Section 3(a)(39) of the Exchange Act or is subject to a disqualification that would be a basis for censure, limitations on the activities, functions or operations of, or suspension or revocation of the registration of BC as a broker-dealer, municipal securities dealer, government securities broker or government securities dealer under Section 15, Section 15B or Section 15C of the Exchange Act, and, to the Knowledge of Balentine, there is no reasonable basis for, or proceeding or investigation, whether formal or informal or whether preliminary or otherwise, that is reasonably likely to result in, any such censure, limitations, suspension or revocation

                           (2)  Without limiting the generality of the
foregoing:

                                (A)  The Form ADV and/or Form BD of each
Balentine Entity when filed with the SEC and on each date any amendment to such form was filed (and, with respect to Part II of Form ADV, on each date when distributed by such Balentine Entity) complied in all material respects with the rules and regulations of the SEC and did not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading; and

                                (B)  The offering documents for the Existing
Funds when distributed or used did not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading and no oral or written representation, warranty or statement made by any of the Balentine Entities, the LLC or any Principal in connection with the offer or sale of an interest in an Existing Fund contradicts such offering documents.

                  c. None of the Balentine Entities, the LLC or any Principal is in default with respect to any judgment, order, writ, injunction, decree, demand or assessment issued by any court or any federal, state, municipal or other governmental agency, board, commission, bureau, instrumentality or department, domestic or foreign, relating to any aspect of the business, affairs, properties or assets of that Person, provided that the foregoing representation and warranty does not apply to misdemeanors or traffic violations and with respect to each Principal is made only by that Principal.

                  d. None of any of the Balentine Entities, the LLC or any Principal is charged or, to the Knowledge of Balentine, threatened with or under investigation with respect to any violation of any federal, state, municipal or other law or any administrative rule or regulation, domestic or foreign, applicable to the business, affairs, properties or assets of that Person; provided, however, that the foregoing representation and warranty does not apply to misdemeanors or traffic violations and, with respect to each Principal, is made only by that Principal.

                  e. Each participant in Griffin Arbitrage, L.P., Balentine Hedge Fund, L.P. and Balentine Hedge Fund Select, L.P. is a "qualified client" within the meaning of Rule 205-3 under the Advisers Act, and no participant in any other Existing Fund pays a performance fee within the meaning of such Rule 205-3.

          Section 4.16     Environmental Matters.

                  a. Each of the Balentine Entities and the LLC has operated its business in the properties identified in Schedule 4.7 ("Leased Real Property") in material compliance with all applicable federal, state and local laws relating to public health and safety, employee health and safety and protection of the environment (collectively, "Environmental Laws").

                  b. None of Balentine Entities or the LLC is subject to any liability, penalty or expense (including legal fees) by virtue of:

                           (1)  Any violation of any Environmental Law;

                           (2) Any activity conducted on or with respect to any property owned or leased by that Person;

                           (3) Any environmental condition existing on or with respect to any property owned or leased by that Person, in each case whether or not that Person permitted or participated in that act or omission;

                           (4) Any off-site transportation, storage, treatment or disposal of any hazardous substance or waste; and

                           (5) The presence of polychlorinated biphenyls,
                   asbestos-containing material, urea formaldehyde insulation or storage tanks at any Leased Real Property.

                  c. To the Knowledge of Balentine, none of the Leased Real Property is listed or proposed for listing on the National Priorities List Pursuant to the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, or any state or local list of sites requiring investigation or cleanup.

                  d. Each of the Balentine Entities and the LLC has furnished WTI copies of all environmental reports, studies or audits in its possession conducted on its behalf relating to the Leased Real Property.

          Section 4.17 Broker Dealer. Except for BC, none of any of the Balentine Entities, the LLC and the Principals is a "broker" or "dealer" that is registered or required to be registered with the SEC pursuant to the Exchange Act, with the NASD pursuant to the NASD's Membership and Registration Rules, or with any state pursuant to any applicable state securities law.

          Section 4.18 Insurance Policies. Each of the Balentine Entities and the LLC has in full force and effect insurance which management has reasonably determined to be prudent with respect to its business, properties and assets (including, without limitation, errors and omissions liability insurance) as listed in Schedule 4.18 hereto. None of the Balentine Entities or the LLC is in material default under any such policy, and each will use commercially reasonable efforts to continue those policies in full force and effect. As of Closing, the LLC shall become an insured under the policies listed in Schedule 4.18.

          Section 4.19 Tax Matters. Each of the Balentine Entities and the LLC has (a) paid or caused to be paid all federal, state, county, local, foreign and other taxes (including, without limitation, income, excise, property, withholding, sales, use and franchise taxes, unemployment insurance, social security, gross receipt taxes, occupation taxes and other similar obligations) and all deficiencies or additions to tax, interest, fines and penalties (collectively, "Taxes") required to be paid by it (other than current taxes the liability for which is adequately provided for in the Financial Statements) and
(b) in accordance with applicable law, filed all federal, state, county, local and foreign tax returns required to be filed by it. All such returns correctly and accurately set forth the amount of any Taxes relating to the applicable period. No taxing authority is now asserting or, to the Knowledge of Balentine, threatening to assert against any of them any deficiency or claim for additional taxes.

          Section 4.20     Certain Transactions. Except as set forth in Schedule
4.20 or other than as contemplated by this Agreement, the Transaction Documents or any schedule or exhibit hereto, no officer, director, stockholder, partner or member of any of the Balentine Entities, the LLC and/or any Principal is presently a party to any material transaction with any of the Balentine Entities, the LLC and/or any Principal (including, without limitation, any material contract, agreement or other material arrangement providing for the furnishing of services to or by or otherwise requiring payments to or from any such Person, any member of the Immediate Family of any such Person or any corporation, partnership, trust, limited liability company or other entity in which any such Person or any member of the Immediate Family of any such Person has an interest or is an officer, director, stockholder, trustee, member or partner).

          Section 4.21     Employee Benefit Plans.

                  a. Each Employee Plan (as that term is defined in Section 4.21(d) below) that any of the Balentine Entities or the LLC maintains and that is intended to be qualified under Section 401(a) of the Code is, in its current form, covered by a favorable determination from the Internal Revenue Service with respect to its tax-qualified status. To the Knowledge of Balentine, no event or omission has occurred which could cause any such Employee Plan not to be so qualified or for any trust thereunder not to be tax-exempt under
Section 501(a) of the Code.

                  b. None of the Balentine Entities or the LLC now has, or within the past ten years had, an obligation to contribute to a Multiemployer Plan (as defined in Section 4001(a)(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or any other Plan subject to Title IV of ERISA. None of the Balentine Entities or the LLC has, within the past ten years, ever promised or provided health care or other non-pension benefits to its former employees (other than "Continuation Coverage" under the Consolidated Omnibus Reconciliation Act of 1985 required to be provided by Part 6 of Subtitle B of Title I of ERISA), nor are any such benefits provided for in any Employee Plan.

                  c. With respect to each Employee Plan, there has been no transaction prohibited by Section 406 of ERISA or Section 4975 of the Code that could result in any material tax, penalty or liability of any of the Balentine Entities. All of the Employee Plans have complied in all material respects with the requirements prescribed by any and all applicable statutes, orders or governmental rules or regulations now or heretofore in effect with respect thereto. There are no material actions, suits or claims pending or threatened with respect to any Plan.

                  d. For the purposes of this Section 4.21, the term "Employee Plan" or "Plan" includes any "employee benefit plan" as defined in
Section 3(3) of ERISA and any bonus, stock option or other compensation or benefit plan or arrangement, whether or not subject to ERISA, but does not include any such Plan or arrangement that is, or is similar to, a payroll practice as defined in 29 C.F.R. [sec] 2510.3-1(b). Schedule 4.21(d) hereto is a list of each Employee Plan that any of the Balentine Entities or the LLC now maintains, contributes to or provides benefits under or has, within the past ten years, established, maintained, contributed to or provided benefits under.

                  e. There is no matter pending with respect to any Plan before the Internal Revenue Service, the Pension Benefit Guaranty Corporation (the "PBGC"), the Department of Labor or any other Governmental Authority.

                  f. Each of the Balentine Entities and the LLC has made full and timely payment of all amounts that are required under the terms of each Plan and any related trust or collective bargaining agreement or that are otherwise required by law to be paid as a contribution to each such Plan with respect to all periods through the Closing. No accumulated funding deficiency (as defined in Section 302 of ERISA and Section 412 of the Code) exists nor has any funding waiver from the IRS been received or requested with respect to any Plan and no excise tax or other taxes are due or owing because of any failure to comply with the minimum funding standards of the Code and ERISA with respect to any of such Plans.

                  g. Neither Balentine, nor any entity required to be aggregated with Balentine under Sections 414(b), (c), (m) or (o) of the Code, sponsors, contributes to, has an obligation to contribute to or maintains a defined benefit plan within the meaning of Section 3(35) of ERISA, nor has Balentine or any such entity sponsored, contributed to, had an obligation to contribute to or maintained any such plan during the six-year period ending on the Closing Date.

          Section 4.22 Brokerage. None of any of the Balentine Entities, the LLC or any Principal has incurred any obligation for a brokerage commission or finders' fee in connection with the transactions contemplated hereby other than to Berkshire Capital Corporation ("Berkshire"). The Balentine Entities shall indemnify Merger Subsidiary, WTI and WTC for any liability to Berkshire.

          Section 4.23     Investment Representations.

                  a. Each Principal will acquire his or its LLC Interest and will acquire the share of Common Stock issuable to him or it under the terms of this Agreement for his or its own account for investment and not with a view to or for sale in connection with any distribution thereof or with any present intention of selling or distributing all or any part thereof. Each Principal acknowledges that the LLC Interests and those shares of Common Stock have not been registered under the Securities Act or the securities laws of any state or other jurisdiction, and cannot be disposed of unless registered under the Securities Act and any applicable state laws or an exemption from that registration is available.

                  b. Each of the Principals is sufficiently knowledgeable and experienced in making investments of this type as to be able to evaluate the risks and merits of its or his investment in LLC Interests and in those shares of Common Stock and is able to bear the economic risk of its or his investment in the LLC and in those shares of Common Stock. Each of the Principals acknowledges that the LLC Interests are illiquid, that no market for LLC Interests exists and that none is contemplated to be created.

                  c. Each Principal is an "accredited investor" within the meaning of Rule 501(a) under the Securities Act.

                  d. Each Principal acknowledges that he or it has received (1) WTC's 2000 annual report prepared in accordance with Rule 14a-3 under the Exchange Act; (2) WTC's Form 10-K for the year ended December 31, 2000; (3) WTC's Form 10-Qs for the three months ended March 31, 2001 and June 30, 2001; (4) WTC's definitive proxy statement for its 2001 annual meeting of shareholders; (5) all other reports and statements filed by WTC with the SEC under Sections 13(a), 14(a), 14(c) or 15(d) of the Exchange Act since December 31, 2000; (6) the description of the Common Stock contained in pages 27 through 29 of the proxy statement of Wilmington Trust Company dated May 2, 1991; and (7) the description of WTC's preferred stock purchase rights contained in WTC's Registration Statement on Form 8-A filed on January 28, 1995. Each Principal acknowledges that he or it has been provided with an opportunity to review each exhibit to each of the documents described in this Section 4.23(d) a reasonable time prior to the date of this Agreement.

                  e. Each Principal acknowledges that WTC has not provided such Principal with information regarding the Balentine Entities because such Principal, as a result his or its position with Balentine, has access to all information, financial or other, regarding the Balentine Entities necessary for such Principal to determine whether to execute this Agreement and otherwise participate in the transactions contemplated hereby.

                  f. Each Principal acknowledges that he or it has been provided with an opportunity to ask questions of and receive answers concerning the terms and conditions of the offering of Common Stock in connection with the Merger and to obtain any additional information that WTC possesses or can acquire without unreasonable effort or expense that is necessary to verify the information furnished pursuant to Section 4.23(d).

                  g. Each Principal acknowledges that his residence or its principal business address is set forth under his or its name on the signature pages to this Agreement.

                  h.       The representations and warranties made in this
Section 4.23 are made only by each Principal as to such Principal and no other Person is making the representations and warranties in this Section 4.23 with respect to such Principal.

          Section 4.24 Privacy. Each of the Balentine Entities and the LLC complies in all material respects with all applicable U.S. federal and state privacy laws in effect prior to the date of this Agreement, including, without limitation, Title V of the Gramm-Leach-Bliley Act, the Fair Credit Reporting Act and any and all applicable regulations implementing either Act.

          Section 4.25 Investment Limitation. The Existing Funds do not, in the aggregate, own or otherwise control more than 5% of any class of voting securities of any Person.

          Section 4.26 No Known Regulatory Delays. To the Knowledge of Balentine, there is no reason to believe that the Balentine Entities and the Principals will be unable to obtain all consents and permits from all Governmental Authorities and other Persons necessary to complete the transactions contemplated by this Agreement promptly and without undue delay, expense or restriction.

                                    ARTICLE 5

  REPRESENTATIONS AND WARRANTIES OF MERGER SUBSIDIARY, WTI AND WTC TO BALENTINE
                               AND THE PRINCIPALS

         Each of WTC, WTI and Merger Subsidiary represents and warrants to Balentine and each of the Principals that:

          Section 5.1 Organization. Each of Merger Subsidiary, WTI and WTC is a corporation duly organized, validly existing and in good standing under Delaware law.

          Section 5.2 Authority. Each of Merger Subsidiary, WTI and WTC has all requisite power and authority to (a) own its assets and conduct its business and (b) execute, deliver and perform this Agreement and the other Transaction Documents to be executed, delivered and performed by it in connection with this Agreement and the transactions contemplated hereby and thereby. This Agreement and each other Transaction Document to be executed, delivered and performed by Merger Subsidiary, WTI and WTC in connection with the transactions contemplated hereby have been duly and validly approved by all necessary action of that Person. This Agreement and each other Transaction Document to which it is a party represents, or when executed will represent, its valid and legally binding obligation, enforceable against it in accordance with its terms, except as may be limited by (x) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer or similar laws now or hereafter in effect affecting creditors; rights generally or (y) general principles of equity, whether asserted in a proceeding in equity or at law.

          Section 5.3 Governmental Filings; Non-Contravention. Other than the filings and/or notices set forth in Schedule 5.3 (including those (i) under the HSR Act (if WTC determines that a filing under such act is required), the Exchange Act and the Securities Act, and with the NYSE and (ii) required to be made with the Federal Reserve Bank of Philadelphia), no notices, reports, applications or other filings are required to be made by WTI, WTC or the Merger Subsidiary with, nor are any consents, registrations, approvals, permits or authorizations required to be obtained by any of them from, any Governmental Authority in connection with the execution and delivery of this Agreement and the other Transaction Documents, and the consummation by each such Person of the Merger and the other transactions contemplated hereby and thereby. Subject to the making or obtaining of all filings, notices, applications, consents, registrations, approvals, permits or authorizations with or of any relevant Government Authority with respect to the Merger, the Transaction Documents and the other transactions contemplated hereby and thereby as set forth in Schedule 5.3, the execution, delivery and performance of this Agreement and each other Transaction Document to be executed, delivered and performed by Merger Subsidiary, WTI and WTC in connection with the transactions contemplated hereby does not and will not: (a) violate any provision of the charter or bylaws of Merger Subsidiary, WTI or WTC; (b) violate, conflict with or result in a default under any contract or obligation to which Merger Subsidiary, WTI or WTC is a party or by which it or its assets are bound; (c) violate or result in a violation of, or constitute a default under, any law, regulation or rule, or any order of or restriction imposed by any court or other Governmental Agency on Merger Subsidiary, WTI or WTC or its properties; and (d) except with respect to a post-Effective Time notice to be filed by WTC with the Federal Reserve
Bank of Philadelphia and as contemplated by Section 8.1 hereof, require Merger Subsidiary, WTI or WTC to obtain any approval, consent or waiver of, or make any filing with, any Governmental Authority that has not been obtained or made, except for approvals, consents, waivers or filings, as applicable, that are set forth in Schedule 5.3 and that will have been received prior to Closing or at any earlier time required hereunder or under applicable laws, rules and regulations.

          Section 5.4      Litigation and Compliance with Laws.

                  a. Except as set forth on Schedule 5.4, there are no orders, writs, injunctions, decrees or unsatisfied judgments, and no actions, claims, suits, proceedings or investigations pending or, to Merger Subsidiary's, WTI's or WTC's Knowledge, threatened against Merger Subsidiary, WTI or WTC that, if adversely determined, might call into question the validity or hinder or delay the enforceability or performance of this Agreement or the other Transaction Documents or have a Material Adverse Effect on Merger Subsidiary, WTI or WTC or their assets or properties, taken as a whole. Except as set forth on Schedule 5.4, each of Merger Subsidiary, WTI or WTC is and, during the past five years has been, operating in material compliance with all laws and governmental rules and regulations, domestic or foreign (including, without limitation, all federal and state securities laws), applicable to the business, affairs, properties and assets of Merger Subsidiary, WTI and WTC. Except as set forth in Schedule 5.4, none of Merger Subsidiary, WTI or WTC is in default with respect to any judgment, order, writ, injunction, decree, demand or assessment issued by any court or any federal, state, municipal other governmental agency, board, commission, bureau, instrumentality or department, domestic or foreign, relating to any aspect of its business, affairs, properties or assets. Except as set forth in Schedule 5.4, none of Merger Subsidiary, WTI or WTC has been charged or, to that Person's Knowledge, threatened with or is under investigation with respect to any violation of any federal, state, municipal or other law or any administrative rule or regulation, domestic or foreign, affecting Merger Subsidiary, WTI or WTC or the transactions contemplated hereby.

                  b. To Merger Subsidiary's, WTI's or WTC's Knowledge, none of Merger Subsidiary, WTI or WTC nor any Person "associated" (as that term is defined under the Advisers Act) with any of Merger Subsidiary, WTI or WTC has, within five years prior to the date hereof, been convicted of any crime or is or has been subject to any disqualification in each case that would be the basis for denial, suspension or revocation of registration of an investment adviser under Section 203(e) or 206(4) of the Advisers Act or Rule 206(4)-4(b) thereunder or for disqualification as an investment adviser for any investment company pursuant to Section 9 of the Investment Company Act of 1940, as amended.

                  c. To Merger Subsidiary's, WTI's or WTC's Knowledge, none of any of Merger Subsidiary, WTI or WTC nor any Affiliate of Merger Subsidiary, WTI or WTC is subject to a "statutory disqualification" as defined in Section 3(a)(39) of the Exchange Act or is subject to a disqualification that would be a basis for censure, limitations on the activities, functions or operations of, or suspension or revocation of the registration of any Affiliate of Merger Subsidiary, WTI or WTC as a broker-dealer, municipal securities dealer, government securities broker or government securities dealer under
Section 15, Section 15B or Section 15C of the Exchange Act, and, to Merger Subsidiary's, WTI's or WTC's Knowledge, there is no reasonable basis for, or proceeding or investigation, whether formal or informal or whether preliminary or otherwise, that is reasonably likely to result in, any such censure, limitations, suspension or revocation.

          Section 5.5      Investment Representations.

                  a. Merger Subsidiary will acquire its LLC Interest and the Balentine stock in the Merger under the terms of this Agreement for its own account for investment and not with a view to or for sale in connection with any distribution thereof or with any present intention of selling or distributing all or any part thereof. Merger Subsidiary acknowledges that the LLC Interests and the Balentine stock have not been registered under the Securities Act or the securities laws of any state or other jurisdiction, and cannot be disposed of unless registered under the Securities Act and any applicable state laws or an exemption from that registration is available.

                  b. Merger Subsidiary is sufficiently knowledgeable and experienced in making investments of this type as to be able to evaluate the risks and merits of its investment in LLC Interests and Balentine stock and is able to bear the economic risk of its investment in the LLC and Balentine. Merger Subsidiary acknowledges that the Balentine stock and the LLC Interests are illiquid, that no market for the Balentine stock or the LLC Interests exists and that none is contemplated to be created.

          Section 5.6      Common Stock.

                  a. As of the date hereof, the authorized capital stock of WTC consists solely of 150,000,000 shares of Common Stock, of which 32,660,627 shares were issued and outstanding as of September 30, 2001 and 1,000,000 shares of preferred stock, of which no shares were outstanding as of the date hereof. As of the date hereof, WTC has outstanding Rights with respect to 2,082,915 aggregate shares of Common Stock.

                  b. Each of the shares of Common Stock delivered by WTC as part of the Merger consideration shall be duly authorized, validly issued, fully paid and nonassessable, will be issued free and clear of any Liens or preemptive rights, and will be listed, subject to official notice of issuance, on the NYSE.

          Section 5.7      SEC Documents.

                  a. WTC's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, and all other reports, registration statements, definitive proxy statements or information statements filed or to be filed by it or any of its Subsidiaries since January 1, 1998 under the Securities Act, or under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, in the form filed or to be filed with the SEC (collectively, WTC's "SEC Documents"), as of the date filed, (A) complied or will comply in all material respects as to form with the applicable requirements under the Securities Act or the Exchange Act, as the case may be, and (B) did not and will not, as the case may be, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading; and each of the balance sheets contained in or incorporated by reference into any such SEC Document (including the related notes and schedules thereto) fairly presents, or will fairly present, as the case may be, the financial position of WTC and its Subsidiaries as of its date, and each of the statements of income and changes in shareholders' equity and cash flows or equivalent statements in such SEC Documents (including any related notes and schedules thereto) fairly presents, or will fairly present, as the case may be, the results of operations, changes in shareholders' equity and changes in cash flows, as the case may be, of WTC and its Subsidiaries for the periods to which they relate, in each case in accordance with GAAP during the periods involved, except in each case as may be noted therein and subject to normal, recurring year-end audit adjustments in the case of unaudited statements.

                  b. Since September 30, 2001, WTC has not suffered any change that has had a Material Adverse Effect on WTC, and to the Knowledge of WTC there is no impending event or condition that would have a Material Adverse Effect on WTC.

          Section 5.8 No Known Regulatory Delays. WTC has no Knowledge or reason to believe that it will be unable to obtain all consents and permits from all Governmental Authorities and other Persons necessary to complete the transactions contemplated by this Agreement promptly and without undue delay, expense or restriction.

          Section 5.9 Brokerage. None of Merger Subsidiary, WTI or WTC has incurred any obligation for a brokerage commission or finders' fee in connection with the transactions contemplated hereby.

                                    ARTICLE 6

                    COVENANTS OF BALENTINE AND THE PRINCIPALS

          Balentine and each Principal covenants as follows:

          Section 6.1      Client Consent.

                  a. As soon as practicable after the date hereof, each of the Balentine Entities shall notify each of its clients (including the participants in each Existing Fund) of the transactions contemplated hereby and by the other Transaction Documents. That notice shall be in the form of Exhibit 6.1(a) hereto.

                  b. As soon as practicable after the notice in Section 6.1(a), each of the Balentine Entities shall send to each client who has not returned the notice in substantially the form of Exhibit 6.1(a) hereto, countersigned indicating approval of the transactions contemplated hereby, a second notice and consent in substantially the form of Exhibit 6.1(a) hereto and acceptable to WTI, which acceptance will not be unreasonably withheld, delayed or conditioned.

          Section 6.2 Conduct of Business. Until Closing, except as specifically contemplated by this Agreement, without WTI's prior written consent:

                  a. The business of each of the Balentine Entities shall be conducted only in the ordinary course, in a manner consistent in all material respects with past practices and in compliance in all material respects with all applicable laws, rules and regulations;

                  b. None of any of the Balentine Entities or any Principal shall in any capacity make or assist in making any change in the charter documents or bylaws of Balentine or BC or organizational documents of GP or BCT;

                  c. None of any of the Balentine Entities or any Principal shall acquire any asset or make any capital expenditure, or sell, lease or dispose of any asset other than (1) in the ordinary course of business and (2) in an amount not to exceed $100,000;

                  d. None of any of the Balentine Entities or any Principal shall permit any Person to mortgage, pledge or subject to or permit to exist any Lien on any property or asset of any of the Balentine Entities except for minor imperfections of title or insignificant liens that do not, in the aggregate, materially detract from the value of the Balentine Entities (and none of any of the Balentine Entities shall, nor shall any Principal permit any such Person to, mortgage, pledge or subject to or permit to exist any Lien on, any properties, assets or contracts that are to be acquired by the LLC pursuant to the Transaction Documents);

                  e. Except as provided in Schedule 6.2(e), none of the Balentine Entities shall issue any (i) shares of its capital stock or other securities, (ii) options, warrants, puts, calls, commitments, agreements, contracts or preemptive or other rights to purchase, issue or otherwise acquire any capital stock or other securities of such entity, or (iii) obligations or securities convertible into or exchangeable for capital stock or other securities of such entity;

                  f. None of the Balentine Entities shall declare or pay any dividend or distribution on its capital stock or other securities, whether in the form of cash, capital stock or other securities, except that Balentine will distribute to the Principals amounts consistent with past practices, including distributing all excess cash held on or before Closing, which distribution amount should be approximately equal to all net income, depreciation and amortization of Balentine, and principal payments on the Stockholder Notes received by Balentine or BC, on or before Closing. In addition, Balentine will take into income all remaining prepaid amounts that were prepaid as of the end of 2000 and are being taken into income each quarter in 2001 and will distribute such amount to the Principals; and

                  g. The LLC shall not conduct any business or take any actions, other than as specifically contemplated in Recital C to this Agreement.

          Section 6.3      Preservation of Business and Assets.

                  a. Until Closing, except as contemplated hereby, each of the Balentine Entities and the Principals shall use his or its reasonable best efforts to: (1) preserve the current business of the Balentine Entities; (2) maintain the present clients of the Balentine Entities, in each case on terms substantially equivalent to the terms of the existing agreements between those clients and those Persons in effect on the date hereof; (3) preserve the goodwill of the Balentine Entities; and (4) preserve the Licenses required in connection with the businesses of any of the Balentine Entities and the Principals.

                  b. Except for the transactions contemplated by the Transaction Documents prior to Closing, none of the Balentine Entities shall materially change the fundamental nature or characteristics of its business from the business conducted as of the date hereof without WTI's prior written consent.

          Section 6.4 Standstill. Except as provided in Schedule 6.2(e), the relative interest of the Principals in the Balentine Entities as of the date hereof may not be altered without the prior written consent of WTI, which consent will not be unreasonably withheld, delayed or conditioned.

          Section 6.5 Investment Limitation. Each of the Balentine Entities and each Principal covenants, from the date hereof until Closing, that the Existing Funds and all other private investment funds, if any, for which any Balentine Entity or any Principal serves as a general partner or managing member shall not at any time own or otherwise control in the aggregate more than 5% of any class of voting securities of any Person.

                                    ARTICLE 7

                                COVENANTS OF WTC

          Section 7.1      Securities Filings; NYSE Listing.

                   a. WTC shall make all necessary filings with respect to the issuance of Common Stock in the Merger under the United States federal securities laws.

                   b. As soon as possible after the Closing (and in any event not later than twenty (20) days thereafter), WTC shall prepare and file with the SEC a Registration Statement on Form S-3 covering the resale by the Principals of the shares of Common Stock received by them at Closing pursuant to the Merger (the "Registration Statement"). WTC shall use its reasonable best efforts to cause such Registration Statement to cover the resale by the Principals of a reasonable estimate of the number of shares of Common Stock issuable to the Principals after the Closing pursuant to Section 3.1 hereof ("Estimated Shares"). If WTC is unable to register the resale of such Estimated Shares in the original Registration Statement, WTC shall file with the SEC subsequent registration statement(s) on Form S-3 covering the resale of the shares of Common Stock issued following the Closing under Section 3.1 promptly following each issuance of such shares. WTC shall use its reasonable best efforts to cause the Registration Statement(s) to become effective under the Securities Act and take any action required to be taken under the applicable United States state "blue sky" or securities laws in connection with the issuance of the shares of Common Stock as a result of the Merger. Balentine and the Principals shall cooperate in the preparation and filing of the Registration Statement(s) and shall furnish all information concerning
Balentine and the Principals as WTC may reasonably request in connection with such action. WTC shall bear all expenses associated with the preparation and filing of such Registration Statement(s); however, each Principal shall be responsible for his or its commissions and other selling expenses in connection with the sale of any Common Stock and for the cost of any counsel employed by him or it.

                   c. WTC shall use its reasonable best efforts to list, prior to the Effective Time, on the NYSE, subject to official notice of issuance, the shares of Common Stock to be issued to the Principals pursuant to the Merger, and WTC shall give all notices and make all filings with the NYSE required in connection with the transactions contemplated hereby.

          Section 7.2      Indemnification.

                  a. From and after the Effective Time, WTC shall add the directors, officers, managers, and members of the LLC to the WTC's directors' and officers' insurance or similar liability insurance coverage that serves to reimburse such Persons (determined as of the Effective Time) with respect to claims against such Persons arising in connection with their actions as a director, officer, manager, or member of the LLC, which insurance shall be in an amount commercially reasonable and which may be the directors' and officers' insurance currently maintained by WTC; provided, however, that such Persons so covered shall cooperate in making applications to, and providing customary representations and warranties to, WTC's insurance carrier for the purpose of obtaining such insurance or coverage.

                  b. If WTC or any of its successors or assigns shall consolidate with or merge into any other entity and shall not be the continuing or surviving entity in such consolidation or merger or shall transfer all or substantially all of its assets to any entity, then and in each case, proper provision shall be made so that the successors and assigns of WTC shall assume the obligations set forth in this Section 7.2.

          Section 7.3      WTC Business Benefits.

                  a. WTC will provide to the LLC and its Subsidiaries New Business Opportunities as provided in the LLC Agreement and will provide its share of the capital required to fund such New Business Opportunities also as provided in the LLC Agreement.

                  b. The LLC shall have the right to elect, on or prior to six months after the Closing Date, to have the officers and employees of the LLC and its Subsidiaries participate in some or all WTC's then-existing employee benefit plans (other than the Wilmington Trust profit sharing plan or bonus or incentive plans) at the LLC's cost; provided, however, that (i) once the election to participate or not participate in a particular plan is made it cannot be changed without WTC's written consent, which shall not be unreasonably withheld, (ii) such officers and employees are otherwise eligible to participate in such plans in accordance with their terms, (iii) nothing herein shall entitle such an officer or employee to participate in a plan where participation is not based solely on eligibility criteria set forth in the plan and (iv) WTC acknowledges that there will be no cost to the LLC for WTC stock options granted to officers and employees of the LLC or its Subsidiaries. With respect to the WTC employee benefit plans, for all purposes, except for the computation of the benefits under defined benefit plans, WTC agrees that years of service with any Balentine Entities shall be deemed to be years of service with WTC. The LLC shall have a reasonable opportunity to participate in any new employee benefit plans made available to employees generally.

                  c. WTC will use its reasonable best efforts to cause Wilmington Trust FSB to open a trust and/or banking office in Atlanta and to place the office in the same space as is presently used by Balentine if commercially feasible. If such office is in the space presently used by Balentine, Wilmington Trust FSB will be responsible for its pro rata share of rent and related expenses based on the percent of square footage occupied by Wilmington Trust FSB. WTC will cause the Chief Executive Officer of the LLC to be appointed an officer of Wilmington Trust FSB and cause the other Wilmington Trust FSB staff in such office to report to such officer. The

Wilmington Trust FSB officers and employees and the LLC officers and employees will use reasonable best efforts to coordinate marketing and client development programs and services.

                  d. WTC will make available on a nationwide basis in the United States the LLC's Subsidiaries' expertise in their manager of managers program, including in connection therewith asset allocation modeling, asset rebalancing strategies and manager evaluation and selection. WTC may access this expertise through client investment in the LLC's Subsidiaries' investment funds, proprietary WTC investment funds managed by those Subsidiaries, client customized investment funds managed by those Subsidiaries and/or non-discretionary advisory services of those Subsidiaries. Accordingly, WTC will work cooperatively with those Subsidiaries to use their know how and the services of their officers and employees to provide advice and assistance relating to the manager of managers program and will pay to the appropriate Subsidiary a fee for such services and know how as may be agreed by WTC and the LLC from time to time. The Principals agree to cause those Subsidiaries to use their reasonable best efforts to meet the reasonable needs of WTC in connection with the use of the expertise and a condition of WTC's continued use of the Subsidiaries will depend on those Subsidiaries' meeting commercially reasonable service levels and performance standards. It is intended that the service levels and performance standards will be discussed by WTC and the LLC from time to time and will be adjusted from time to time on a mutual basis.

                  e. WTC will provide to the LLC's Subsidiaries client related services that are available for the use of WTC's other asset management affiliates, including external asset management, custom-built insurance products, and marketing materials on a reasonable and fair basis and cost. WTC will also make available the full array of support services on the same basis as are made available to its other affiliated asset managers, including internal asset management, human resources, marketing, financial reporting, tax and estate planning, compliance and information technology, as the LLC may request from time to time.

                                    ARTICLE 8

                            COVENANTS OF THE PARTIES

          Section 8.1      Regulatory Authorizations.

                  (a) Except as provided in Section 7.1, Merger Subsidiary, WTI and WTC shall at their sole expense timely and promptly make all filings required to be made by any of them with any Governmental Authority with respect to the consummation of the transactions contemplated hereby (including, but not limited to, the listing of the Common Stock on the NYSE, the filings under the HSR Act (if WTC determines such filings are required) and/or the filings with the Federal Reserve Bank of Philadelphia). Merger Subsidiary, WTI and WTC shall furnish to any of the Balentine Entities such information and assistance any of them may reasonably request in connection with the preparation by any of them of necessary filings or submissions to any Governmental Authority. Merger Subsidiary, WTI and WTC shall promptly supply Balentine with copies of all non-confidential correspondence, filings or communications (or memoranda summarizing the substance thereof) between Merger Subsidiary, WTI, WTC or their counsel and any Governmental Authority with respect to this Agreement and the transactions contemplated hereby.

                  (b) Except as provided in Section 7.1, each of Balentine and the Principals shall at his or its sole expense timely and promptly make all filings required to be made by it, him, the Balentine Entities or the LLC with any Governmental Authority with respect to the consummation of the transactions contemplated hereby (including, but not limited to, the filings under the HSR Act (if WTC determines such filings are required), the filings with the SEC of amendments to the Form ADV or Form BD of any Balentine Entity; any required requests for approval of the transactions from the NASD, the NYSE, and/or other self-regulatory organization; and/or the filings in any state of any amendments relating to the investment adviser or broker-dealer registration of any Balentine Entity in such state). Each of Balentine and the Principals shall furnish to each of Merger Subsidiary, WTI and WTC such information and assistance as that Person may reasonably request in connection with its preparation of necessary filings or submissions to any Governmental Authority. Balentine shall promptly supply WTI with copies of all non-confidential correspondence, filings or communications (or memoranda summarizing the substance thereof) between any of the Principals, the Balentine Entities or the LLC, his or its counsel and any Governmental Authority with respect to this Agreement and the transactions contemplated hereby.

          Section 8.2 Confidentiality. Each party (each a "Receiving Party") shall, on behalf of himself or itself and his or its representatives and agents, keep confidential any and all information and data of a proprietary or confidential nature with respect to any other party (a "Disclosing Party") in the Receiving Party's possession or that he or it receives as a result of any investigation made in connection with this Agreement, other than information that is or becomes generally available to the public other than as a result of disclosure by the Receiving Party in violation of this Agreement. Notwithstanding the preceding sentence, each party shall be free to disclose any such information or data (a) to the extent required by applicable law, order, rule or regulation and (b) during the course of or in connection with any litigation, arbitration or other proceeding based upon or in connection with the subject matter of this Agreement; provided that, prior to disclosing any such information in connection with any such litigation, arbitration or proceeding, the Receiving Party shall, to the extent permitted by law, give prior notice to the Disclosing Party and use reasonable efforts to obtain confidential treatment therefor.

          Section 8.3 Expenses Incident to this Agreement. Except as otherwise expressly provided herein, each party shall pay his or its own expenses incident to the negotiation and consummation of the transactions contemplated by this Agreement and the other Transaction Documents and the preparation and carrying out of this Agreement and the transactions contemplated hereby or thereby.

          Section 8.4 Access; Information. The Balentine Entities and the Principals hereby agree that, upon reasonable notice and subject to applicable laws relating to the exchange of information, the Balentine Entities shall afford WTC and its officers, employees and representatives, such access during normal business hours throughout the period prior to Closing to the books, records, properties, personnel and to such other information of the Balentine Entities as WTC may reasonably request. WTC shall make available from time to time and on reasonable notice its personnel to respond to appropriate questions relating to the transactions contemplated by this Agreement from participants in Existing Funds and other clients of the Balentine Entities.

          Section 8.5 Press Releases. The Parties shall coordinate and approve, to the extent permitted by law, any public announcement, press release or response to media inquiries regarding this Agreement and the transactions contemplated hereby.

                                    ARTICLE 9

    CONDITIONS PRECEDENT TO MERGER SUBSIDIARY'S, WTI'S AND WTC'S OBLIGATIONS

The obligations of Merger Subsidiary to merge with and into Balentine and of Merger Subsidiary, WTI and WTC to consummate the transactions contemplated hereby are subject to the satisfaction on or, where appropriate, before the Closing Date of the following conditions, except to the extent Merger Subsidiary, WTI or WTC waives any such condition in writing on or before the Closing Date:

          Section 9.1 No Litigation; No Opposition. No judgment, injunction, order or decree enjoining or prohibiting any of Merger Subsidiary, WTI, WTC, the LLC, any of the Balentine Entities or any Principal or other party to any Transaction Document from consummating the transactions contemplated by this Agreement or by any other Transaction Document or from engaging in any advisory or broker-dealer activity shall have been entered except such actions as, individually or in the aggregate, would not be reasonably likely to result in a Material Adverse Effect on the Balentine Entities and the LLC, taken as a whole. No suit, action, claim, proceeding or investigation shall be pending or threatened at any time prior to or on the Closing Date before or by any court or Governmental Authority seeking to materially restrain or prohibit, or seeking material damages or other significant relief in connection with, the execution and delivery of this Agreement or any other Transaction Document or the consummation of the transactions contemplated hereby.

          Section 9.2 Representations, Warranties and Covenants of Balentine and the Principals. The representations and warranties of each of Balentine and the Principals contained in this Agreement, any schedule or exhibit hereto and in each other Transaction Document shall be true and correct in all material respects at and as of Closing as though newly made at that time; provided that no breaches of representations and warranties shall be deemed to excuse WTC's obligations to consummate the transactions contemplated hereby unless, individually or in the aggregate, such breaches could reasonably be likely to result in a Material Adverse Effect on the Balentine Entities and the LLC, taken as a whole (ignoring, for this purpose, any materiality qualifications to such representations and warranties). Each and all of the agreements and conditions to be performed or satisfied by each of the Balentine Entities, the LLC and/or the Principals hereunder and under the other Transaction Documents at or prior to Closing shall have been duly performed or satisfied in all material respects. Each of the Balentine Entities and the Principals shall have furnished Merger Subsidiary, WTI and WTC with a certificate or certificates dated as of the Closing Date with respect to each of the foregoing.

          Section 9.3 Consents. Each Balentine Entity shall have obtained the Consent to the transactions contemplated by the Transaction Documents in the manner set forth in Section 6.1 from each participant in each Existing Fund and from its other clients whose advisory agreements provide for the payment (based on the Contract Value of each such agreement) of fees constituting at least ninety percent (90%) of Balentine's investment advisory revenues for its fiscal quarter ending December 31, 2001; provided, however, that, with respect to the Balentine consulting clients listed on Schedule 9.3(a), advisory fees for the third quarter of 2001 shall be used. Compliance with this condition shall be measured five Business Days prior to the Closing Date.

                  a. "Consent" shall mean (1) with respect to a client whose contract by its terms terminates upon the consummation of the transactions contemplated by the Transaction Documents, that the LLC or the appropriate Balentine Entity shall have entered into a new contract on substantially equivalent terms, which contract is effective after giving effect to the Closing, and (2) with respect to a client, including each Existing Fund, whose contract or partnership agreement requires written consent from a party or parties thereto or partners therein for it to survive the transactions contemplated by the Transaction Documents, that Balentine or the appropriate Balentine Entity shall have obtained all such written consents as may be required.

                  b. "Contract Value" shall mean, with respect to an advisory contract or limited partnership agreement of an Existing Fund, the advisory fees for the fourth quarter of 2001 based on the fee schedule and assets under management set forth in the relevant agreement as of September 30, 2001 (adjusted for any additions and/or withdrawals since September 30, 2001 in the manner provided below); provided, however, that, with respect to the Balentine consulting clients listed on Schedule 9.3(a), advisory fees for the third quarter of 2001 shall be used. Without limiting the generality of the foregoing, for purposes of the definition of "Contract Value," each limited partnership agreement of an Existing Fund and each wrap-fee program shall be considered an advisory contract, and the addition and withdrawal of participants in each such program shall be treated as an addition or withdrawal of funds.

                  Contract Value for a new client added after September 30, 2001 or a client that adds additional assets to its assets under management shall be added by computing the Contract Value for the fourth quarter of 2001 with respect to the value of the client's assets under management on the date the management of those assets commences (using the fee rate for such client when it first becomes a client) for the entire quarter. A client that withdraws all of its assets under management after September 30, 2001 (or gives notice that it intends to do so) shall be treated as though Consent was not obtained. Contract Value for a client that withdraws more than $1 million in the aggregate from assets under management after September 30, 2001 (or gives notice that it intends to do so) shall be reduced by a percentage calculated by dividing (1) the amount of the assets withdrawn (or notified to be withdrawn) valued as of the date of such withdrawal or notice, by (2) the amount of assets under management immediately prior to the first withdrawal or notice by such client after September 30, 2001.

                  Advisory fees associated with new clients, with existing clients adding additional assets under management and with clients who have withdrawn either all of their assets from management or more than $1 million of such assets shall be included in the numerator but not the denominator for purposes of computing such 90%.

                  At Closing, Balentine shall deliver to Merger Subsidiary, WTI and WTC a certificate certifying to compliance with this Section 9.3.

          Section 9.4 Shareholder Approval. Balentine's Board of Directors shall have approved the transactions contemplated by the Transaction Documents, Balentine's shareholders shall have approved the transactions contemplated by the Transaction Documents, and, at Closing, Balentine shall deliver to Merger Subsidiary, WTI and WTC a certificate certifying that such Board and shareholder approval has been obtained.

          Section 9.5 Other Approvals. All actions and approvals by or in respect of, or filings with, any Governmental Authority required to permit the consummation of the transactions contemplated hereby so that the LLC and the Balentine Entities shall be able to continue to carry on after the Closing Date the business conducted by the Balentine Entities immediately prior to Closing shall have been taken, made or obtained. All other material permits, approvals, consents or other actions commercially necessary to consummate the transactions hereunder shall have been received or taken, except where the failure to obtain such permit, approval, consent or other action would not have a Material Adverse Effect on the Balentine Entities and the LLC, taken as a whole.

          Section 9.6 Capitalization. The Members of the LLC, and the capital account balances and Membership Points of each Member in the LLC, shall be as set forth on Schedule 4.4(b) hereto.

          Section 9.7 Deliveries. Each of the Balentine Entities, the LLC and the Principals shall have executed, where applicable, and delivered to Merger Subsidiary, WTI and WTC (or shall have caused to be executed and delivered to Merger Subsidiary, WTI and WTC by the appropriate person) the following:

                  a. A certificate of the Secretary of each of the Balentine Entities and the LLC that it has completed all required actions contemplated by the Transaction Documents;

                  b.       The LLC Agreement;

                  c.       The Registration Rights Agreement;

                  d. Certified copies of resolutions of the respective board of directors or board of managers (and, if necessary, the members or shareholders) authorizing the execution of each Transaction Document to which any of the Balentine Entities or the LLC is a party;

                  e. Evidence that BC has converted into a Georgia limited liability company, and copies of the Original LLC Agreement, the Second LLC Agreement, the Georgia limited liability company operating agreement of BC referred to in Recital C, the articles of incorporation and bylaws of Balentine and BC and the certificate of formation or organization of GP, BCT and the LLC, each of which in the case of the evidence of conversion and the articles of incorporation and other formation documents filed with the Secretary of State is certified as of a recent date by the Secretary of State of the relevant state of organization;

                  f. A certificate of the Secretary of each of the Balentine Entities certifying that the resolutions, articles of incorporation, certificates and bylaws in paragraphs (d) and (e) above are in full force and effect and have not been amended or modified, and that the officers of each of the Balentine Entities are those persons named in the certificate;

                  g. A certificate issued by the appropriate Secretary of State certifying that each of the Balentine Entities is validly existing in that state as of the most recent practicable date;

                  h.       The Employment Agreements;

                  i. True and correct copies of each of the other Transaction Documents;

                  j. An opinion from counsel to each of Balentine, BC, GP and the LLC in the form of Exhibit 9.7(j); provided, however, that any specific exceptions taken in such opinion that are not included in the form of such opinion attached hereto as Exhibit 9.7(j) shall not excuse WTC's obligations to consummate the transactions contemplated hereby unless, individually or in the aggregate, such exceptions would also constitute a breach of a representation or warranty by Balentine or a Principal that could reasonably be likely to result in a Material Adverse Effect on the Balentine Entities and the LLC, taken as a whole (ignoring, for this purpose, any materiality qualification to such representations and warranties).

                  k. A copy of the Form D to be filed with the SEC with respect to the issuance of the LLC Interests and of any similar filing or notification of filing that will be filed with any applicable state securities department; and

                  l. A copy of an appraisal of the fair market value of the Principals' Interest performed by Valuation Econometrics, LLC, or another appraisal firm reasonably acceptable to WTC, as of a date within 10 days prior to the Closing Date.

          Section 9.8 Material Adverse Change. No event or condition, individually or in the aggregate, shall have had a Material Adverse Effect on the Balentine Entities and the LLC, taken as a whole.

          Section 9.9 Liens. Any and all Liens on the Voting Shares and the Non-Voting Shares shall be released in full, and any and all Liens on the assets of Balentine and its Subsidiaries shall be released in full and to WTI's reasonable satisfaction.

          Section 9.10     Stockholder Notes. The stockholder notes listed on
Schedule 9.10 attached hereto ("Stockholder Notes") shall, to the extent owned by Balentine, have been transferred to the LLC at or immediately prior to Closing and shall, to the extent owned by BC, remain with BC, and all of such Stockholder Notes shall continue to be paid in accordance with their terms; provided, however, that Nicholas Hoffman's Stockholder Note shall be repaid or otherwise satisfied in full prior to Closing.

          Section 9.11 Shareholder Agreement. The Amended and Restated Shareholder Agreement dated April 4, 1995 between BC and its shareholders, as supplemented by Joinder Agreements dated January 1, 1996, December 31, 1998, January 1, 1999, December 31, 1999 and January 1, 2001, shall have been terminated to WTI's reasonable satisfaction.

          Section 9.12 Investment Adviser Registration. GP shall have either registered effectively as an investment adviser under the Advisers Act or merged into BC, with BC being the surviving entity in such merger.

          Section 9.13 Stockholder Note of Nicholas J. Hoffman. The Stockholder Note of Nicholas J. Hoffman shall have been paid or satisfied in full at or prior to Closing, and Gary B. Martin and Wesley A. French shall have issued promissory notes to Balentine in the aggregate principal amount, and on substantially similar terms, as the promissory note issued by Balentine to Nicholas J. Hoffman under Section 3 of the Hoffman/Balentine Exit Agreement dated October 20, 2001 among BC, Balentine and Nicholas J. Hoffman.

          Section 9.14 Non-Competition Agreements of Principals. Each non-competition agreement (a) between BC and Robert M. Balentine dated February 6, 2000, (b) between BC and B. Clayton Rolader dated February 15, 2000, (c) between BC and Jeffrey P. Adams dated February 6, 2000, (d) between BC and Robert E. Reiser, Jr. dated February 14, 2000, and (e) between BC and Michael E. Wolf dated January 1, 2001, shall have been terminated.

                                   ARTICLE 10

                 CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE
                      BALENTINE ENTITIES AND THE PRINCIPALS

         The obligations of Balentine and the Principals to consummate the transactions contemplated hereby are subject to the satisfaction at or prior to the Closing Date of the following conditions, except to the extent that any of the Balentine Entities or the Principals, as the case may be, has waived any such condition in writing on or prior to the Closing Date:

          Section 10.1 No Litigation; No Opposition. No judgment, injunction, order or decree enjoining or prohibiting any of Merger Subsidiary, WTI, WTC, the LLC, any of the Balentine Entities or any Principal from consummating the transactions contemplated hereby or thereby shall have been entered. No suit, action, claim, proceeding or investigation shall be pending or threatened on the Closing Date before or by any court or Governmental Authority seeking to restrain or prohibit the execution and delivery of this Agreement or any other Transaction Document or the consummation of the transactions contemplated hereby or thereby.

          Section 10.2 Representations, Warranties and Covenants. Each representation and warranty of Merger Subsidiary, WTI and WTC contained in this Agreement and in any schedule or exhibit hereto and in each other Transaction Document shall be true and correct in all material respects at and as of Closing as though newly made at that time; provided that no breaches of representations and warranties shall be deemed to excuse the Balentine Entities' or the Principals' obligations to consummate the transactions contemplated hereby unless, individually or in the aggregate, such breaches could reasonably be likely to result in a Material Adverse Effect on Merger Subsidiary, WTI and WTC, taken as a whole (ignoring, for this purpose, any materiality or material adverse effect qualifications to such representations and warranties). Each and all of the agreements and conditions to be performed or satisfied by Merger Subsidiary, WTI or WTC hereunder and under the other Transaction Documents at or prior to Closing shall have been duly performed or satisfied in all material respects. Merger Subsidiary, WTI and WTC shall have furnished each Principal with a certificate dated as of the Closing Date to that effect.

          Section 10.3 Deliveries. Merger Subsidiary, WTI or WTC, as appropriate, shall have executed and delivered to Balentine or the Principals:

                  a. Certified copies of resolutions of each of Merger Subsidiary's, WTI's and WTC's board of directors authorizing the execution of this Agreement and each other Transaction Document to which Merger Subsidiary, WTI or WTC is a party and, in the case of WTC, the issuance of the shares of Common Stock in the Merger;

                  b. A copy of the charter and current bylaws of Merger Subsidiary, WTI and WTC, which, in the case of the charters and certificates, are certified as of a recent date by the Secretary of State of Delaware;

                  c. A certificate of the Secretary of each of Merger Subsidiary, WTI and WTC certifying that the resolutions, charters and bylaws in paragraphs (a) and (b) above are in full force and effect and have not been amended or modified, and that the officers of Merger Subsidiary, WTI and WTC are those persons named in the certificate;

                  d. A certificate issued by the Secretary of State of Delaware certifying that Merger Subsidiary, WTI and WTC are validly existing in Delaware as of the most recent practicable date;

                  e. True and correct copies of each other Transaction Document to which Merger Subsidiary, WTI or WTC is a party;

                  f. An opinion from counsel to Merger Subsidiary, WTI and WTC in the form of Exhibit 10.3(f);

                  g. A copy of the Form D to be filed with the SEC with respect to the issuance of the shares of Common Stock and of any similar filing or notification of filing that will be filed with any applicable state securities department;

                  h. WTI shall execute the BCT Agreement in favor of the Non-Balentine Members; provided, however, that it shall not be a condition precedent to Closing that the Non-Balentine Members shall have executed such agreement; and

                  i. A copy of an appraisal of the fair market value of the Principals' Interest performed by Valuation Econometrics, LLC, or another appraisal firm reasonably acceptable to WTC, as of a date within 10 days prior to the Closing Date.

         In addition, WTC shall have delivered the merger consideration to be paid at Closing.

          Section 10.4 Consents. Balentine shall have obtained all Consents contemplated by Section 9.3.

          Section 10.5 Material Adverse Change. No event or condition, individually or in the aggregate, shall have had a Material Adverse Effect on Merger Subsidiary, WTI and WTC, taken as a whole.

                                   ARTICLE 11

                                 INDEMNIFICATION

          Section 11.1 Indemnification by the Principals. Subject to the provisions of this Article 11, each of the Principals shall defend, indemnify, save and hold harmless Merger Subsidiary, WTI and WTC, their respective Affiliates and the shareholders, directors, officers, employees and agents of each of the foregoing, from and against any and all actions, suits, claims, proceedings, demands, assessments, judgments, costs, losses, liabilities, damages, deficiencies and expenses (including, without limitation, interest, penalties, reasonable attorneys' and accountants' fees and all reasonable amounts paid in the investigation, defense or settlement of any of the foregoing) (collectively, "Losses") incurred in connection with, arising out of, or resulting from (a) any misrepresentation or breach of any representation or warranty by any of Balentine or the Principals herein, (b) any breach of any covenant or agreement to be performed pursuant to this agreement by any of Balentine, the LLC or the Principals herein, (c) the Existing Debt and (d) any failure of GP to be registered as an investment adviser under the Georgia Securities Act of 1973, as amended; provided that each Principal shall be obligated to pay only such Principal's pro rata share of any such Losses other than Losses relating to Sections 4.15(c), 4.15(d) or 4.23. The pro rata share shall be such Principal's percentage of the outstanding stock of Balentine immediately prior to the Merger, determined by dividing such Principal's number of shares of Balentine stock immediately prior to the Merger by the number of all such Balentine stock then outstanding. With respect to Sections 4.15(c), 4.15(d) and 4.23, each Principal shall be obligated to pay only such Losses relating to the breach of such representations by such Principal.

          Section 11.2 Indemnification by WTI and WTC. Subject to the provisions of this Article 11, Merger Subsidiary, WTI and WTC shall each defend, indemnify, save and hold harmless the Principals from and against any and all Losses incurred in connection with, arising out of, or resulting from any misrepresentation or breach of any warranty, covenant or agreement by Merger Subsidiary, WTI or WTC herein or in any Transaction Documents.

          Section 11.3     Limitation. No amount shall be recoverable under this
Article 11 by Merger Subsidiary, WTI or WTC, on the one hand, or the Principals, on the other hand, until the total amount of Losses suffered to date exceeds $10,000. Further, the indemnification provided by Section 11.1(a) shall terminate one year following the Closing and shall be limited to an amount not exceeding the amount of the payment made under Section 3.1(a)(1). The indemnification provided by each of the Principals relating to breaches of the representations contained in Sections 4.15(c) and (d) and 4.23 shall be limited to an amount not exceeding the amount of the payment made under Section 3.1(a)(1) to such Principal.

          Section 11.4 Defense of Claims. If any action, suit, claim, tax audit, proceeding, demand, assessment or enforcement action is filed or initiated against an Indemnified Party with respect to a matter subject to an indemnification claim by such Indemnified Party, the Indemnified Party shall give written notice thereof to the Indemnifying Party or Parties as promptly as practicable, and in any event within 20 days after service of the citation or summons, but the failure of an Indemnified Party to give timely notice shall not affect the rights of that party to indemnification hereunder to the extent such failure does not prejudice the Indemnifying Party. After such notice and a reasonable period of time to allow for analysis of the claim, if the Indemnifying Party acknowledges in writing to the Indemnified Party that the Indemnifying Party is obligated under the terms of its indemnity hereunder for all liabilities of the Indemnified Party in connection with that action, suit, claim, tax audit, proceeding, demand, assessment or enforcement action, the Indemnifying Party shall be entitled, if it so elects and with counsel reasonably satisfactory to the Indemnified Party, to take control of the defense and investigation of that action, suit, claim, tax audit, proceeding, demand, assessment or enforcement action and to employ and engage attorneys to handle and defend the same, at the Indemnifying Party's cost, risk and expense, except that, if the Indemnifying Party elects not to assume such defense or counsel for the Indemnified Party determines in good faith and advises the Indemnifying Party in writing that there are issues that raise conflicts of interest between the Indemnifying Party and the Indemnified Party, the Indemnified Party may retain counsel satisfactory to him or it, and the Indemnifying Party shall pay all reasonable fees and expenses of such counsel for the Indemnified Party promptly as statements therefore are received; provided, however, that (i) the Indemnifying Party shall be obligated pursuant to this Section 11.4 to pay for only one firm of counsel (unless the use of one counsel for such Indemnified Party would present such counsel with a conflict of interest) for all Indemnified Parties in any jurisdiction, and (ii) the Indemnified Party will cooperate in the defense of any such matter. If the Indemnifying Party assumes the control of such defense, the Indemnified Party shall cooperate in all reasonable respects, at the Indemnifying Party's request and cost, risk and expense, with the Indemnifying Party and its attorneys in the investigation, trial and defense of that action, suit, claim, tax audit, proceeding, demand, assessment or enforcement action and any appeal arising therefrom; provided that the Indemnified Party may, at its own cost, participate in the investigation, trial and defense of that action, suit, claim, tax audit, proceeding, demand, assessment or enforcement action and any appeal arising therefrom. The Indemnifying Party shall keep the Indemnified Party apprised of the status of the action, suit, claim, tax audit, proceeding, demand, assessment or enforcement action, furnish the Indemnified Party with all documents and information the Indemnified Party reasonably requests in connection therewith, and consult with the Indemnified Party prior to acting on major matters involved in that action, suit, claim, tax audit, proceeding, demand, assessment or enforcement action, including settlement discussions. Unless the Indemnified Party receives a complete release from all matters involved in the dispute, no settlement of any action for which indemnification may be payable hereunder shall be made without the prior written consent of the Indemnified Party, which consent shall not be unreasonably withheld, delayed or conditioned. The Indemnified Party shall be entitled to defend, settle or proceed in such other manner as it deems fit, in its sole discretion, in connection with any action, suit, claim, proceeding, demand, assessment or enforcement action with respect to which the Indemnifying Party has not acknowledged its obligations in writing in accordance with the foregoing; and no reasonable action taken by the Indemnified Party in connection therewith shall affect or limit the obligations of the Indemnifying Party pursuant to this Section 11.4.

         If the Indemnifying Party assumes the control of such defense as provided above but subsequently, in the course of defending the matter, comes to believe that the matter is not properly an obligation of such Indemnifying Party, the Indemnifying Party may with reasonable promptness advise the Indemnified Party of such new information. In such case, (a) if the Indemnified Party then agrees with the Indemnifying Party, the Indemnifying Party and the Indemnified Party shall make mutually satisfactory arrangements for the Indemnified Party to assume the defense of such matter and to repay the Indemnifying Party for any amounts reasonably expended by it pursuant to this
Article 11 with respect to such matter, and (b) if the Indemnified Party does not then agree with the Indemnifying Party, the Indemnifying Party shall have the right to commence legal proceedings to determine whether the matter is subject to indemnification by the Indemnifying Party; provided that, in the case of clause (b), the Indemnifying Party shall continue to be obligated to defend the Indemnified Party with respect to such matter and to otherwise make the payments required by this Article 11 until such dispute is finally adjudicated by a court of competent jurisdiction and all rights to appeal with respect thereto have expired.

          Section 11.5 Prompt Payment. Any indemnity payable pursuant to this Article 11 shall be paid within the later of ten days of the Indemnified Party's request therefor or five days prior to the date on which the liability upon which the indemnity is based is required to be paid by the Indemnified Party; provided, however, that, if it is finally determined by a court of competent jurisdiction, and all rights to appeal have expired, that the Indemnifying Party is not liable under this Article 11 with respect to a Loss, nothing in this Section 11.5 shall give the Indemnified Party any independent right to sue for a breach of this Agreement.

          Section 11.6 Sole Remedy. After the Closing, each party's sole and exclusive remedy for any breach of this Agreement by any other party shall be the provisions in Article 11; provided, however, that nothing set forth in this
Article 11 shall be deemed to prohibit or limit any party's right at any time on or after the Closing Date, to seek injunctive or equitable relief for the failure of any other party to perform any covenant or agreement contained herein or to seek any other relief based upon fraud or intentional misrepresentation.

          Section 11.7 Certain Reductions; Subrogation. All indemnification payments payable hereunder shall be reduced by the amount of insurance proceeds received by the Indemnified Party as a result of the Losses for which the Indemnified Party is seeking indemnification. In the event that the Indemnifying Party shall be obligated to indemnify the Indemnified Party pursuant to this Article 11, the Indemnifying Party shall, upon payment of such indemnity in full, be subrogated to all rights of the Indemnified Party with respect to the Losses to which such indemnification relates; provided, however, that the Indemnifying Party shall only be subrogated to the extent of any amount paid by it pursuant to this Article 11 in connection with such Loss.

                                   ARTICLE 12

                                   TERMINATION

          Section 12.1 Termination. This Agreement may be terminated (a) by the mutual consent of WTI and Balentine; (b) by WTI or Balentine at any time after March 31, 2002 if for any reason the transactions contemplated by this Agreement have not been consummated by that date and the failure to consummate the transactions is not caused by a breach of this Agreement by the Merger Subsidiary, WTI or WTC, if WTI seeks to terminate this Agreement pursuant to this Section 12.1(b), or Balentine and the Principals, if Balentine seeks to terminate this Agreement pursuant to this
Section 12.1(b); (c) by WTI if there has been a misrepresentation or breach on the part of any of Balentine, the LLC or the Principals in the representations, warranties or covenants of any of Balentine, the LLC or the Principals set forth herein that, if curable, has not been cured within 10 days after notice thereof by WTI and which breach, if not cured, would cause a failure of the conditions set forth in Article 9; (d) by Balentine if there has been a misrepresentation or breach on the part of Merger Subsidiary, WTI or WTC in the representations, warranties or covenants of Merger Subsidiary, WTI or WTC set forth herein that, if curable, has not been cured within 10 days after notice thereof by Balentine and which breach, if not cured, would cause a failure of the conditions set forth in Article 10; (e) by WTI or Balentine if any court of competent jurisdiction or other competent governmental or regulatory authority
(1) has issued an order making illegal or otherwise materially restricting, preventing or prohibiting any of the transactions contemplated hereby and that order has become final and nonappealable or (2) whose approval is necessary to the consummation of the transactions contemplated hereby and whose approval has not been obtained after all appeals have been taken; (f) by WTI if an event or condition or events or conditions occur that, either individually or the aggregate, have a Material Adverse Effect on the LLC and the Balentine Entities, taken as a whole; and (g) by Balentine if an event or condition or events or conditions occur, which, either individually or in the aggregate, have a Material Adverse Effect on Merger Subsidiary, WTI and WTC, taken as a whole.

          Section 12.2 Effect of Termination. If this Agreement is validly terminated pursuant to Section 12.1, it will become null and void immediately and there will be no liability or obligation on the part of any party hereto (or any of their respective representatives or Affiliates), except that (a) the provisions of Sections 8.2 and 8.3 and Article 11 will continue to apply following that termination and (b) nothing contained herein shall relieve any party hereto from liability for breach of its representations, warranties, covenants or agreements contained in this Agreement.

                                   ARTICLE 13

                                  MISCELLANEOUS

          Section 13.1 Survival of Representations, Warranties and Covenants. The representations and warranties contained herein and in any certificate or other writing delivered pursuant hereto shall survive the Closing Date and the consummation of the transactions contemplated hereby. All covenants herein not fully performed shall survive the Closing Date and continue thereafter until fully performed.

          Section 13.2 Waivers. Any waiver of any term or condition or of the breach of any covenant, representation or warranty in this Agreement in any one instance shall not operate as or be deemed to be a further or continuing waiver of any other breach of that term, condition, covenant, representation or warranty or any other term, condition, covenant, representation or warranty. No failure or delay at any time to enforce or require performance of any provision hereof shall operate as a waiver of or affect in any manner that party's right at a later time to enforce or require performance of that provision or any other provision hereof. No such waiver, unless by its own terms it explicitly provides to the contrary, shall be construed to effect a continuing waiver of the provision being waived, and no such waiver in any instance shall constitute a waiver in any other instance or for any other purpose or impair the right of the party against whom that waiver is claimed in all other instances or for all other purposes to require full compliance.

          Section 13.3 Modifications. Except as otherwise expressly provided in this Agreement, neither this Agreement (including the exhibits and schedules hereto) nor any term hereof or thereof may be changed, amended, modified, waived, discharged or terminated except to the extent the same is evidenced by the written consent of the party against whom enforcement of that change or modification is sought.

          Section 13.4 Further Assurances. Each party agrees to execute all further instruments and documents and to take all additional actions as any other party may reasonably require in order to effectuate the terms and purposes of this Agreement and the transactions contemplated hereby.

          Section 13.5 Governing Law; Consent to Jurisdiction. This Agreement shall be construed under and governed by Georgia law, without giving effect to the choice or conflicts of law provisions thereof. Each of WTC, WTI and Balentine hereby agrees to submit to the jurisdiction of the courts of the State of Georgia and the courts of the United States of America located in the Northern District in the State of Georgia in any action or proceeding arising out of or relating to this Agreement. Each of the Principals and Balentine hereby agrees to submit to the jurisdiction of the courts of the State of Delaware and to the courts of the United States of America located in Delaware in any action or proceeding arising out of or relating to this Agreement.

          Section 13.6     Notices.

                  a. All notices, requests, demands and other communications required or permitted under this Agreement shall be in writing and sent as provided in Section 13.6(b) hereof:

                  (1)      If to Merger Subsidiary, WTI or WTC to:

                           WT Investments, Inc.
                           Rodney Square North
                           1100 North Market Street
                           Wilmington, DE 19890

                           Attention:       David R. Gibson,
                                            Senior Vice President

                           with a copy to:

                           WT Investments, Inc.
                           Rodney Square North
                           1100 North Market Street
                           Wilmington, DE 19890

                           Attention:       Gerard A. Chamberlain, Esq.
                                            Vice President

                  (2)      If to Balentine, to:

                           Balentine Holdings, Inc.
                           3455 Peachtree Road
                           Suite 2000
                           Atlanta, GA 30326

                           Attention:       Robert M. Balentine

                           with a copy to:

                           Alston & Bird LLP
                           One Atlantic Center
                           1201 West Peachtree Street
                           Atlanta, GA 30309
                           Attention:       B. Harvey Hill, Jr.

                  (3)      If to the Principals, to

                           c/o Balentine Holdings, Inc.
                           3455 Peachtree Road
                           Suite 2000
                           Atlanta, GA 30326
                           with a copy to:

                           Alston & Bird LLP
                           One Atlantic Center
                           1201 West Peachtree Street
                           Atlanta, GA 30309

                           Attention:       B. Harvey Hill, Jr.

                  b. All Notices and other communications required or permitted hereunder that are addressed as provided in this Section 13.6, (1) if delivered personally against proper receipt shall be effective upon delivery and
(2) if sent (A) by certified or registered mail with postage prepaid or (B) by Federal Express or similar courier service with courier fees paid by the sender, shall be effective upon receipt. A party may change its address for the purpose of notices to that party from time to time by a similar notice specifying a new address, but no such change shall be deemed to have been given unless it is sent and received in accordance with this Section 13.6.

          Section 13.7 Assignability. Neither this Agreement nor any rights or obligations hereunder shall be assignable by any party to any other Person without the prior written consent of the other parties, except that each of WTI and/or WTC may, with notice to the other parties, assign any or all of its interests in this Agreement and its rights and obligations hereunder to WTC or any Person directly or indirectly wholly owned by WTC, provided in every instance WTC shall remain fully liable for all of the obligations of WTC, WTI or Merger Subsidiary hereunder and under the Transactions Documents following any such assignment and shall in no way be released from this Agreement and the other Transaction Documents. This Agreement shall be binding upon, enforceable by and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

          Section 13.8 Captions. The captions in this Agreement are for convenience only and shall not affect the construction or interpretation of any term or provision hereof.

          Section 13.9 Number and Gender. Whenever used herein, the singular number shall include the plural, the plural shall include the singular unless the context otherwise requires and the use of any gender shall include all genders.

          Section 13.10 Severability. The invalidity or unenforceability of any nonmaterial provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects by interpreting that invalid or unenforceable provision as nearly to the original meaning as possible so as to make it valid and enforceable or, if that is not possible or permitted by applicable law, by omitting that invalid or unenforceable provision.

          Section 13.11 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

          Section 13.12 No Third-Party Beneficiaries. Except as otherwise provided in Article 11, no Person who is not a party to this Agreement shall be entitled to any rights or benefits hereunder.

          Section 13.13 Remedies for Section 8.2. Each Receiving Party acknowledges that any breach or attempted breach by such party of the provisions of Section 8.2 will cause irreparable harm to the Disclosing Party, for which monetary damages will not be an adequate remedy. Accordingly, each Disclosing Party shall be entitled to apply for and obtain injunctive relief (temporary, preliminary and permanent) to restrain the breach or threatened breach by a Receiving Party of, or otherwise to specifically enforce, any provision of
Section 8.2, without the requirement to post a bond or provide other security. Nothing herein shall be construed as a limitation or waiver of any other right or remedy that may be available to the Disclosing Party for that breach or threatened breach. For emergency relief (including temporary and preliminary injunctive relief), an application may be made in any court of competent jurisdiction. Each Receiving Party further agrees that the subject matter and duration of the restrictions covered in Section 8.2 are reasonable in light of the facts as they exist today.

          Section 13.14 Integration. This Agreement (as it may be amended from time to time) and the exhibits and schedule hereto constitute the entire agreement among the parties hereto with respect to the subject matter hereof, and supersede all prior agreements and understandings, oral or written, express or implied, with respect thereto.

          Section 13.15 Principals' Representative. Each Principal has appointed Robert M. Balentine as his or its representative, agent, and attorney-in-fact ("Principals' Representative") pursuant to an agreement in the form of Exhibit 13.15 ("Principals' Representative Agreement") and has provided to the Principals' Representative the full legal authority, capacity, and power to act on behalf of such Principal with respect to any matters arising under this Agreement or in connection therewith. Merger Subsidiary, WTI and WTC shall be entitled to rely, and shall in no way be liable for relying, on the full legal authority, capacity, and power of Robert M. Balentine to act on behalf of each Principal with respect to any matters arising under this Agreement or in connection therewith without further inquiry, and each Principal shall hold each of Merger Subsidiary, WTI and WTC harmless from any liability or loss arising out of the reliance by any of them on that power-of-attorney. If the Principals, by Majority Vote, provide WTI, WTC and their Permitted Transferees and Affiliates with 30 days' notice that Robert has been terminated as Principals' Representative, WTI, WTC and their Permitted Transferees and Affiliates shall cease to rely on Robert as Principals' Representative and shall rely on any successor Principals' Representative who such Principals so designate as the new "Principals' Representative." The term "Majority Vote" has the meaning assigned to such term in the LLC Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                BALENTINE HOLDINGS, INC.

                                By: /s/  Robert M. Balentine, Jr.
                                    -----------------------------------------
                                     Name:  Robert M. Balentine, Jr.
                                     Title: Chief Executive Officer
                                     Address:  3455 Peachtree Road
                                     Suite 2000
                                     Atlanta, Georgia 30326

                                Robert M. Balentine,Jr.                 (SEAL)
                                ---------------------------------------
                                ROBERT M. BALENTINE
                                Address:  3015 Andrews Drive
                                Atlanta, GA 30305

                                /s/ B. Clayton Rolader                  (SEAL)
                                ---------------------------------------
                                B. CLAYTON ROLADER
                                Address:  5050 Riverview Road
                                Atlanta, GA 30327

                                /s/  Jeffrey P. Adams                   (SEAL)
                                ---------------------------------------
                                JEFFREY P. ADAMS
                                Address:  901 Hawick Drive
                                Atlanta, GA 30327

                                /s/ Robert E. Reiser, Jr.               (SEAL)
                                ---------------------------------------
                                ROBERT E. REISER, JR.
                                Address: 304 The Prado
                                Atlanta, GA 30309

                                /s/ Gary B. Martin                      (SEAL)
                                ---------------------------------------
                                GARY B. MARTIN
                                Address:  116 Peachtree Battle Avenue
                                Atlanta, GA 30305

                                /s/  Wesley A. French                   (SEAL)
                                ---------------------------------------
                                WESLEY A. FRENCH
                                Address:  3283 Wood Valley Road
                                Atlanta, GA 30327

                                /s/ Michael E. Wolf                     (SEAL)
                                ---------------------------------------

                                MICHAEL E. WOLF
                                Address:  2028 Kinderton Manor Drive
                                Duluth, GA 30097

                                THE 1999 BALENTINE FAMILY TRUST

                                /s/ Jeffrey P. Adams
                                ---------------------------------------
                                    Name:  Jeffrey P. Adams
                                    Title: Trustee
                                    Address:  3455 Peachtree Road
                                    Suite 2000
                                    Atlanta, GA 30326

                                THE ROBERT M. BALENTINE INSURANCE TRUST

                                By: /s/  Lillian A. Balentine Law
                                ---------------------------------------
                                    Name:  Lillian A. Balentine Law
                                    Title: Trustee
                                    Address:  c/o Lillian A. Balentine Law
                                    47 28th Street, NW
                                    Atlanta, GA 30309

                                WTC MERGER SUBSIDIARY, INC.

                                By: /s/  David R. Gibson
                                ---------------------------------------
                                    Name:  David R. Gibson,
                                    Title:  Senior Vice President
                                    Address:  Rodney Square North
                                    1100 North Market Street
                                    Wilmington, DE 19890

                                WT INVESTMENTS, INC.

                                By: /s/  David R. Gibson
                                ---------------------------------------
                                    Name:  David R. Gibson,
                                    Title:  Senior Vice President
                                    Address:  Rodney Square North
                                    1100 North Market Street
                                    Wilmington, DE 19890

                                WILMINGTON TRUST CORPORATION

                                By: /s/  David R. Gibson
                                ---------------------------------------
                                    Name:  David R. Gibson,
                                    Title:  Senior Vice President
                                    Address:  Rodney Square North

                                    1100 North Market Street
                                    Wilmington, DE 19890